                               SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                                  (Amendment No.   )

Filed by Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]     Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]     Definitive Proxy Statement

[ ]     Definitive Additional Materials

[ ]     Soliciting Materials Pursuant to Section 240.14a-11(c) or Section
        240.14-a12

                                    BARRA, INC.
                  (Name of Registrant as Specified in its Charter)

                                    BARRA, INC.
                     (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee.
[ ]     $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
        or Item 22(a)(2) of Schedule 14A.
[ ]     $500 per each party to the controversy pursuant to Exchange Act
        Rule 14a-6(i)(3).
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
        0-11.

        1)     Title of each class of securities to which transaction applies:

               ----------------------------------------------------------------

        2)     Aggregate number of securities to which transaction applies:

               ----------------------------------------------------------------

        3) Per until price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

               ----------------------------------------------------------------

        4)     Proposed maximum aggregate value of transaction:

               ----------------------------------------------------------------

        5)     Total fee paid:

               ----------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


        1)     Amount Previously Paid:

               ----------------------------------------------------------------

        2)     Form, Schedule or Registration Statement No:

               ----------------------------------------------------------------
        3)     Filing Party:

               ----------------------------------------------------------------

          4)   Date Filed:

               ----------------------------------------------------------------

                                                              PRELIMINARY COPIES

                                     BARRA, INC.

                       NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                    June 23, 1998



TO THE SHAREHOLDERS:

NOTICE IS HEREBY GIVEN that the 1998 Annual Meeting of Shareholders of BARRA, Inc., a California corporation (the "Company"), will be held at 2100 Milvia Street, Berkeley, California 94704, on Wednesday, August 5, 1998, at 2:00 p.m. local time, for the following purposes:

1. To elect directors to serve for the ensuing year and until their successors are duly elected and qualified. Management's slate of directors is
     A. George Battle, John F. Casey, M. Blair Hull, Norman J. Laboe, Ronald J. Lanstein and Andrew Rudd.

2. To approve a Merger Agreement providing for the merger of the Company into a wholly-owned Delaware subsidiary for the purpose of changing the state of incorporation of the Company from California to Delaware and effecting certain changes in the charter and the Bylaws of the Company, as discussed in the attached Proxy Statement.

3. To approve a proposal to increase the Company's authorized number of shares of Common Stock from 40,000,000 to 75,000,000.

4. To ratify the selection of Deloitte & Touche LLP as independent auditors of the Company for the fiscal year ended March 31, 1999.

5. To transact such other business as may properly come before the meeting or any adjournment thereof.

Only shareholders of record at the close of business on June 8, 1998 are entitled to notice of and to vote at the meeting. The transfer books will not be closed.

All shareholders are cordially invited to attend the meeting in person. Whether or not you plan to attend the meeting, please mark, sign and date the enclosed proxy and return it as promptly as possible in the envelope enclosed for that purpose to assure representation of your shares and a quorum at the meeting.
Any shareholder attending the meeting may vote in person even if such shareholder has returned a proxy.


By Order of the Board of Directors



------------------------------
Andrew Rudd
Chairman of the Board and Chief Executive Officer

Berkeley, California
June 23, 1998

                                                              PRELIMINARY COPIES

                                    BARRA, INC.
                                 2100 MILVIA STREET
                             BERKELEY, CALIFORNIA 94704

                                  PROXY STATEMENT
                   INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

The enclosed Proxy is solicited on behalf of BARRA, Inc., a California corporation (the "Company" or "BARRA"), for use at the Annual Meeting of Shareholders to be held Wednesday, August 5, 1998 at 2:00 p.m., local time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the principal executive offices of BARRA, located at 2100 Milvia Street, Berkeley, California 94704. The telephone number at that address is
(510) 548-5442.

These proxy solicitation materials were mailed on or about June 23, 1998 to all shareholders entitled to vote at the Annual Meeting.

RECORD DATE

Shareholders of record at the close of business on June 8, 1998 are entitled to notice of, and to vote at, the Annual Meeting. At the record date, [13,675,388] shares of the Company's Common Stock, no par value, were issued and outstanding.

REVOCABILITY OF PROXIES

Any person giving a proxy pursuant to this solicitation may revoke such proxy at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

VOTING

The shares represented by the proxies received will be voted as you direct. If you give no direction, the shares will be voted as recommended by the Board of Directors.

Every shareholder voting for the election of directors may cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares held by such shareholder, or distribute the shareholder's votes on the same principle among as many candidates as the shareholder may select, up to the number of directors to be elected. However, no shareholder shall be entitled to cumulate votes unless the name of the candidate or candidates for whom such votes are proposed to be cast has been placed in nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the Annual Meeting prior to the voting of the intention to cumulate the shareholder's votes. On all other matters, each share of Common Stock has one vote.

If a shareholder abstains from voting as to any matter, or if a broker returns a "non-vote" proxy as to any matter (indicating a lack of authority to vote on such matter), then the shares held by such shareholder or broker will be deemed present at the meeting for purposes of determining a quorum but will not be counted for purposes of calculating the vote with respect to such matter. Notwithstanding the foregoing, because shareholder approval under California law requires the affirmative vote of at least a majority of that number of shares needed to constitute a quorum, in certain instances an abstention or broker non-vote can have the same effect as a negative vote.

SOLICITATION

The Company will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the Proxy and any additional soliciting materials sent to shareholders. The Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone or facsimile. Except as described above, the Company does not currently intend to solicit proxies other than by mail.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS FOR 1999 ANNUAL MEETING

Shareholder proposals intended to be considered at the 1999 Annual Meeting of Shareholders must be received by the Company no later than February 24, 1999. Such proposals may be included in next year's proxy statement if they comply with certain rules and regulations promulgated by the Securities and Exchange Commission ("SEC").

STOCK SPLIT

Unless the context otherwise requires, all figures contained in this Proxy Statement are adjusted to reflect a 3-for-2 stock split of the Company's Common Stock made payable on October 13, 1997 to shareholders of record as of September 22, 1997.

                       PROPOSAL NO. 1 - ELECTION OF DIRECTORS

NOMINEES

The Company's Bylaws provide that the Board of Directors shall be comprised of between four (4) and seven (7) persons, with the exact number to be fixed by the Board of Directors or shareholders. The currently authorized number of directors is six (6). A board of six (6) directors is to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the six (6) nominees named below, all of whom are currently directors of the Company.

The Company is not aware of any nominee who will be unable or will decline to serve as a director. In the event that any such nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner in accordance with cumulative voting as will assure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. The six (6) candidates receiving the highest number of affirmative votes of the shares voting at the Annual Meeting will be elected directors of the Company. The term of office of each person elected as a director will continue until the next Annual Meeting of Shareholders or until such time as his successor has been duly elected and qualified.

The names of the Company's nominees for director and certain information about them are set forth below.


NAME OF NOMINEE               AGE       PRINCIPAL OCCUPATION                                        DIRECTOR SINCE
---------------               ---       --------------------                                        --------------
A. George Battle(1)(2)        54        Senior Fellow, Aspen Institute and Retired Managing              1996
                                        Partner of Market Development, Andersen Consulting

John F. Casey                 55        President and Chief Executive Officer of Rogers, Casey           1996
                                        & Associates, Inc. ("RogersCasey"), a wholly owned
                                        subsidiary of BARRA

M. Blair Hull(1)(2)(3)        55        Managing Principal of Hull Trading Company, L.L.C.               1992

Norman J. Laboe(3)            59        Of Counsel to Mackenzie & Albritton                              1986

Ronald J. Lanstein(1)(2)      64        Vice Chairman of the Board of BARRA                              1986

Andrew Rudd(3)                48        Chairman of the Board and Chief Executive Officer                1986
                                        of BARRA

-------------------------
(1)  Member of Audit Committee.
(2)  Member of Compensation Committee.
(3)  Member of Nominating Committee.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE SLATE OF DIRECTORS PROPOSED BY THE BOARD OF DIRECTORS.

BUSINESS EXPERIENCE OF THE DIRECTORS

A. GEORGE BATTLE became a director of the Company in May 1996. Mr. Battle joined the Company's Audit Committee and Compensation Committee in July 1996.
Mr. Battle served from 1968 until his retirement in June 1995 in various roles of increasing responsibility with Andersen Consulting. At the time of his retirement from Andersen Consulting, Mr. Battle was Managing Partner of Market Development. He was also a member of Andersen Consulting's Executive Committee, Global Management Council and Partner Income Committee. Prior to his position as Managing Partner of Market Development, he served as Managing Partner of North American Planning and Operations. Mr. Battle holds a B.A. in Economics with highest distinction from Dartmouth College and an M.B.A. from the Stanford Business School where he held McCarthy and University Fellowships. He is currently a Senior Fellow at the Aspen Institute and a member of the boards of directors of PeopleSoft, Inc. and Fair Isaac Company.

JOHN F. CASEY became a director of the Company following its acquisition of RogersCasey in July 1996. Mr. Casey has been associated with RogersCasey, an investment consulting and special assets advisory firm, since its inception in 1976. Mr. Casey has also served as President and Chief Executive Officer of RogersCasey since 1989. Prior to founding RogersCasey, he worked at Dreher Rogers & Associates, was founder of investment manager research at Paine, Webber, Jackson & Curtis and served as Director and manager of research at Callan Associates. Mr. Casey holds a B.A. from Milton College.

M. BLAIR HULL has been a member of the Board of Directors of the Company since July 1992. Mr. Hull also joined the Company's Audit Committee and Compensation Committee in July 1992, and its Nominating Committee in April 1993. Mr. Hull is the founder and Managing Principal of Hull Trading Company, L.L.C. Mr. Hull is a member of the Illinois Institute of Technology's Financial Markets and Trading Board of Advisors and is a member of the Advisory Committee of the Financial Markets Research Center at Vanderbilt University. Mr. Hull became a market maker and member of the Pacific Stock Exchange in 1977 and has been a member of the CBOE since 1980. Mr. Hull also serves on the Board of Directors of Options Clearing Corporation and the Cincinnati Stock Exchange. Mr. Hull holds an M.B.A. from Santa Clara University.

NORMAN J. LABOE has served as a Director of the Company since September 1986 and as a member of the Company's Nominating Committee since April 1993. He also served on the Company's Audit Committee from February 1992 to July 1996. Since April 1994, Mr. Laboe has been of counsel to the law firm of Mackenzie & Albritton, LLP, where he specializes in corporate, securities and intellectual property matters. From 1971 to April 1994, Mr. Laboe was a partner in the law firm of Graham & James in San Francisco, California. Mr. Laboe graduated from the University of Minnesota with degrees in business administration and law.

RONALD J. LANSTEIN has been associated with the Company and its predecessors since 1978. Mr. Lanstein became Vice Chairman of the Company's Board of Directors on November 16, 1993. Prior to that and until his retirement in December 1993, Mr. Lanstein served as the Chief Financial Officer and a Vice President of the Company. Mr. Lanstein has also served as a member of the Company's Board of Directors since 1986, as a member of the Company's Audit Committee since February 1992 and as a member of the Company's Compensation Committee since January 1994. Mr. Lanstein holds an M.A. in Economics from the University of California, Berkeley.

ANDREW RUDD has been associated with the Company and its predecessors since 1975. Dr. Rudd has served as the Chief Executive Officer of the Company and its predecessors since 1984, as a member of the Board of Directors of the Company since 1986 and as its Chairman since 1992. Dr. Rudd served on the Company's Compensation Committee from July 1992 to January 1994 and on its Nominating Committee since April 1993. Dr. Rudd also served as President of the Company and its predecessors from 1984 to 1992. Between 1977 and 1982, Dr. Rudd was a professor of finance and operations research at Cornell University in Ithaca, New York. He holds a Ph.D. in Operations Research from the University of California, Berkeley.

There are no family relationships among any of the directors or executive officers of the Company. The members of the Board of Directors who are not employees of the Company are reimbursed for expenses incurred in traveling to meetings and receive $2,000 for each scheduled quarterly meeting and $500 for each special meeting of the Board of Directors and its committees as compensation for their services as directors.

BOARD MEETINGS AND COMMITTEES

The Board of Directors of the Company held seven (7) meetings during the fiscal year ended March 31, 1998. The Board of Directors has an Audit Committee, a Compensation Committee and a Nominating Committee. During the fiscal year ended March 31, 1998, each director attended or participated in 75% or more of the aggregate of (i) all meetings of the Board of Directors held during the period in which such director served and (ii) all meetings of committees of the Board on which such director served.

The Audit Committee of the Board of Directors currently consists of Messrs. Battle, Hull and Lanstein. The Audit Committee recommends the engagement of independent auditors, consults with the independent auditors regarding the scope of annual audits and reviews the Company's system of internal accounting controls. The Audit Committee met three (3) times during the fiscal year ended March 31, 1998.

The Compensation Committee of the Board of Directors currently consists of Messrs. Battle, Hull and Lanstein. The Compensation Committee ratifies the compensation paid by the Company to its executive officers, administers, grants options to purchase the Company's Common Stock ("Options") pursuant to the BARRA, Inc. Stock Option Plan (the "Option Plan"), grants options to directors to purchase the Company's Common Stock ("Directors Options") pursuant to the BARRA, Inc. Directors Option Plan (the "Directors Option Plan") and administers the BARRA, Inc. 1996 Employee Stock Purchase Plan (the "ESPP") and the Rogers, Casey & Associates, Inc. 1992 Stock Option Plan (the "RCA Plan"). The Compensation Committee met [four (4)] times during the fiscal year ended
March 31, 1998.

The Board of Directors has established a Nominating Committee to review and recommend candidates for election to the Board of Directors. The Nominating Committee consists of Messrs. Hull, Laboe and Rudd, but is not currently an active committee and did not meet during the fiscal year ended March 31, 1998.

              PRINCIPAL SHAREHOLDERS AND SHARE OWNERSHIP BY MANAGEMENT

The following table sets forth certain information known to the Company relating to the beneficial ownership of the Company's Common Stock by (i) each person who is known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock, (ii) each executive officer named in the tables set forth under "Executive Compensation," (iii) each director, and
(iv) all executive officers and directors as a group, as of June 8, 1998:


                                                                         Number of
Name                          Address                                 Shares Owned(1)          Percent(2)
----                          -------                                 ---------------          ----------
Andrew Rudd(3)                c/o BARRA, Inc.                            2,839,998               20.71%
                              2100 Milvia Street
                              Berkeley, California 94704

Edward D. Baker               395 Hampton Road                           1,006,950                7.36%
                              Piedmont, California 94611

Ronald J. Lanstein(4)         N/A                                          540,750                3.95%

C.E. Beckers(5)               N/A                                          536,100                3.90%

Kamal Duggirala(6)            N/A                                          518,100                3.77%

John F. Casey(7)              N/A                                          326,983                2.39%

Ronald N. Kahn(8)             N/A                                          121,620                    *

James D. Kirsner(9)           N/A                                          120,240                    *

Robert L. Honeycutt(10)       N/A                                           73,530                    *

A. George Battle(11)          N/A                                           19,750                    *

M. Blair Hull(12)             N/A                                           35,000                    *

Norman J. Laboe(13)           N/A                                           12,500                    *

All executive officers and    N/A                                        6,182,161               43.70%
 directors as a group
 (13 persons)(14)


-------------------------
*    Less than 1.0%.

(1) Except as indicated in the chart and its related footnotes and pursuant to applicable community property laws, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

(2) Percentage of shares of Common Stock beneficially owned is based on a total of [13,675,388] shares of Common Stock outstanding as of June 8, 1998 plus securities deemed outstanding pursuant to the Option Plan and the Directors Option Plan that are currently exercisable or that will become exercisable within 60 days of June 8, 1998 for the percentage computed for each person or group listed in the table. There are no options to purchase Common Stock pursuant to the ESPP or the RCA Plan that are held by any person or group listed in the table and that will become exercisable within 60 days of June 8, 1998.

(3) Of the 2,839,998 shares of Common Stock beneficially owned by Dr. Rudd, 2,644,250 shares are held of record by the Rudd Family Trust, dated September 12, 1997, which was formed for the benefit of Dr. Rudd and his wife Virginia Rudd, each of whom are trustees of the Rudd Family Trust, 37,500 shares are issuable pursuant to the exercise of Options granted to Dr. Rudd pursuant to the Option Plan that are currently exercisable or that will become exercisable within 60 days after June 8, 1998, 72,300 shares are held in the Cann 1997 Trust, dated January 10, 1997, which was formed for the benefit of Dr. Rudd's four children with Dr. Rudd's brother and brother-in-law as trustees, 48,448 shares are held in trust under the California Uniform Transfers to Minors Act for Dr. Rudd's four children, and 37,500 shares are held in the Rudd Family Foundation with Dr. Rudd and Virginia Rudd acting as trustees thereof. Dr. Rudd has disclaimed beneficial ownership of the 72,300 shares held in the Cann 1997 Trust and the 48,448 shares held in the California Uniform Transfers to Minors Act for the benefit of his children.

(4) Includes 1,500 shares issuable pursuant to the exercise of Options granted to Mr. Lanstein pursuant to the Option Plan and 3,500 shares issuable pursuant to the exercise of Directors Options granted to Mr. Lanstein pursuant to the Directors Option Plan that are currently exercisable or that will become exercisable within 60 days after June 8, 1997. All of the shares of Common Stock attributed to Mr. Lanstein are held of record by him with his wife in joint tenancy with right of survivorship.

(5) Of the 536,100 shares of Common Stock beneficially owned by Dr. Beckers, 457,500 are held of record by Dr. Beckers and his wife in joint tenancy with right of survivorship and 78,600 shares are issuable pursuant to the exercise of Options granted to Dr. Beckers pursuant to the Option Plan that are currently exercisable or that will become exercisable within 60 days after June 8, 1998.

(6) Of the 518,100 shares of Common Stock beneficially owned by Mr. Duggirala, 105,000 shares are held of record by Mr. Duggirala, 352,500 shares are held by Mr. Duggirala and his wife in joint tenancy with right of survivorship, and 60,600 shares are issuable pursuant to the exercise of Options granted pursuant to the Option Plan that are currently exercisable or that will become exercisable within 60 days after June 8, 1998.

(7) Of the 326,983 shares of Common Stock listed, 225,793 are held of record and beneficially owned by Mr. Casey and 101,190 are held of record and beneficially by Bridget A. Casey, Mr. Casey's wife. 75,000 shares held of record and beneficially owned by Mr. Casey have been pledged by Mr. Casey as security (the "Pledge") for a loan made to him by Royal Bank of Canada ("RBC"). The Pledge is part of an arrangement between Mr. Casey and RBC, which provides him with liquidity without giving up title or the voting rights to the 75,000 shares. The 75,000 shares are subject to a Cashless European Style Collar Option, which expires on January 15, 1999 and which involved the purchase by Mr. Casey of a protective put option on the 75,000 shares with a strike price of $17.8234 per share and the sale by him of a call option on the 75,000 shares with a strike price of $21.50096 per share, which fully offset the premium due on the put option.

(8) Of the 121,620 shares of Common Stock beneficially owned by Dr. Kahn, 30,000 shares are held of record by Dr. Kahn, 91,320 shares are issuable pursuant to the exercise of Options granted to Dr. Kahn pursuant to the Option Plan that are currently exercisable or that will become exercisable within 60 days after June 8, 1998, and 300 shares are held in trusts established under the California Uniform Transfers to Minors Act for Dr. Kahn's two children. Dr. Kahn has disclaimed beneficial ownership of the shares held in trust for his children.

(9) Of the 120,240 shares of Common Stock beneficially owned by Mr. Kirsner, 45,000 shares are held by The Kirsner Family Trust, UTA, dated May 24, 1993, with Mr. Kirsner and his wife as trustees, and 75,240 shares are issuable pursuant to the exercise of Options granted to Mr. Kirsner pursuant to the Option Plan that are currently exercisable or that will become exercisable within 60 days after June 8, 1998.

(10) All of the 73,530 shares of Common Stock held by Mr. Honeycutt are issuable pursuant to the exercise of Options granted to Mr. Honeycutt pursuant to the Option Plan that are currently exercisable or that will become exercisable within 60 days after June 8, 1998.

(11) Includes 1,500 shares issuable pursuant to the exercise of Options granted to Mr. Battle pursuant to the Option Plan and 3,500 shares issuable pursuant to the exercise of Directors Options granted to Mr. Battle pursuant to the Directors Option Plan that are currently exercisable or that will become exercisable within 60 days after June 8, 1997. Of the 19,750 shares of Common Stock beneficially owned by Mr. Battle, 14,000 are held of record by Mr. Battle and 750 shares are held in the Daniel KW Battle Trust, which was formed in 1996 for the benefit of Mr. Battle's son
     with Mr. Battle as trustee.   Mr. Battle has disclaimed beneficial
     ownership of the shares held in trust for his son.

(12) Of the 35,000 shares of Common Stock beneficially owned by Mr. Hull, 15,000 shares are held of record by Mr. Hull, 15,000 shares are held of record by Mr. Hull and his ex-wife in joint tenancy with right of survivorship. In addition, the 35,000 shares listed include 1,500 shares issuable pursuant to the exercise of Options granted to Mr. Hull pursuant to the Option Plan and 3,500 shares issuable pursuant to the exercise of Directors Options granted to Mr. Hull pursuant to the Directors Option Plan that are currently exercisable or that will become exercisable within 60 days after June 8, 1997.

(13) Includes 1,500 shares issuable pursuant to the exercise of Options granted to Mr. Laboe pursuant to the Option Plan and 3,500 shares issuable pursuant to the exercise of Directors Options granted to Mr. Laboe pursuant to the Directors Option Plan that are currently exercisable or that will become exercisable within 60 days after June 8, 1997.

(14) Includes 458,430 shares issuable pursuant to the exercise of Options granted pursuant to the Option Plan and 14,000 shares issuable pursuant to the exercise of Directors Options granted pursuant to the Directors Option Plan that are currently exercisable or that will become exercisable within 60 days after June 8, 1998.

                  COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES
                                EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and executive officers, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent beneficial owners are required by SEC regulation to furnish the Company with copies of all reports they file under Section 16(a).

To the Company's knowledge, based solely on its review of the copies of such reports furnished to the Company and written representations that no other reports were required, all Section 16(a) filing requirements applicable to its executive officers, directors and greater than ten percent beneficial owners were complied with during the fiscal year ended March 31, 1998, except that: one (1) Initial Statement of Beneficial Ownership on Form 3 was filed late reporting the ownership of 1,752,350 shares of Common Stock of the Company beneficially owned by the Rudd Family Trust and Virginia Rudd, a co-trustee of the Rudd Family Trust, when such shares of Common Stock of the Company beneficially owned by Andrew Rudd were transferred to the Rudd Family Trust on October 1, 1997.

                               EXECUTIVE COMPENSATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

The following table provides certain summary information concerning compensation paid or accrued by the Company to or on behalf of the Company's Chief Executive Officer and each of the five (5) other most highly compensated executive officers (collectively, the "Named Officers") of the Company (determined as of the end of the last fiscal year), during the fiscal years ended March 31, 1996, 1997 and 1998:


                                   SUMMARY COMPENSATION TABLE
                                   --------------------------                                         LONG TERM
                                                  ANNUAL COMPENSATION(1)                            COMPENSATION
                                   ------------------------------------------------------------     -------------
                                                                                    OTHER               SHARES
     NAME AND                                                                       ANNUAL            UNDERLYING
PRINCIPAL POSITION                 YEAR           SALARY($)      BONUS($)       COMPENSATION($)     OPTIONS(#)(2)
------------------                 ----           ---------      --------       ---------------     -------------
Andrew Rudd                        1998            225,000                            N/A               37,500
  Chairman and Chief               1997            225,000        525,000             N/A                    0
  Executive Officer                1996            225,000        375,000             N/A               22,500

C.E. Beckers(3)                    1998            165,510                            N/A               32,250
  President of BARRA               1997            188,234        375,000             N/A                    0
  International, Ltd.              1996            185,920        275,000             N/A               15,000

Kamal Duggirala                    1998            175,000                            N/A               32,250
  President                        1997            175,000        375,000             N/A                    0
                                   1996            168,750        250,000             N/A               52,500

James D. Kirsner                   1998            152,500                            N/A               19,650
  Chief Financial Officer          1997            152,500        232,500             N/A                    0
                                   1996            148,125        150,000             N/A                8,850

Robert L. Honeycutt                1998            155,000                            N/A                    0
  Chief Operating Officer          1997            155,000        220,000             N/A               22,500
                                   1996            151,250        150,000             N/A                8,850

Ronald N. Kahn                     1998            175,000                            N/A                5,000
  Vice President and               1997            175,000        200,000             N/A               22,500
  Director of Research             1996            166,250        120,000             N/A                7,050


-------------------------
(1)  Includes amounts deferred under the Company's 401(k) Plan.

(2) All "Options" granted to date under the Option Plan are non-statutory options.

(3) A portion of Dr. Beckers' cash compensation is not paid in U.S. Dollars. For this Compensation Table, that portion of Dr. Beckers' cash compensation has been converted into U.S. Dollars at applicable month-end exchange rates.

STOCK OPTION GRANT

The table set forth below contains information concerning grants of Options to the Named Officers during the fiscal year ended March 31, 1998:


                                    OPTION GRANTS IN LAST FISCAL YEAR
                                    ---------------------------------                        Potential Realizable
                                                                                               Value at Assumed
                                                                                             Annual Rates of Stock
                                                                                             Price Appreciation for
                                                Individual Grants                                  Option Term(1)
                         -------------------------------------------------------------     ---------------------------
                          Number of          % of Total
                            Shares            Options
                          Underlying         Granted to        Exercise
                            Options         Employees in       Price(3)     Expiration
Name                     Granted(#)(2)      Fiscal Year        ($/share)       Date         5%($)               10%($)
----                     -------------      ------------       ---------    ----------     -------            ---------
Andrew Rudd(4)              37,500             6.40             18.3333      04/24/02      189,943              419,725

C.E. Beckers(5)             32,250             5.50             22.6667      08/01/07      459,723            1,165,027

Kamal Duggirala(5)          32,250             5.50             22.6667      08/01/07      459,723            1,165,027

James D. Kirsner(5)         19,650             3.35             22.6667      08/01/07      280,110              709,854

Robert L. Honeycutt           --                --                 --           --            --                 --

Ronald N. Kahn(6)            5,000             0.85             26.2500      01/30/08       82,542              209,179


-------------------------
(1) Gains are reported net of the Option exercise price but before taxes associated with exercise. These amounts represent certain assumed rates of appreciation of 5% and 10% only. Actual gains, if any, on Option exercises are dependent on future performance of the Common Stock, as well as the optionee's continued employment through the vesting period.

(2) The Options each become exercisable in five equal annual installments beginning on the first anniversary of the date of the grant. Except for the Options granted to Dr. Rudd (which expire five years from the date of grant), all Options expire ten years and a day from the date of grant.

(3) The exercise price of each Option is based upon the midpoint between the bid and ask prices of the Company's Common Stock as quoted on The Nasdaq National Market System ("NASDAQ") on the date of the grant, or if NASDAQ is closed on the date of grant, the next day that NASDAQ is open, or if no such prices are quoted on NASDAQ on the date of grant, on the last preceding date on which such prices were quoted on NASDAQ ("FMV"). Except for all of the Options granted to Dr. Rudd (which were granted with an exercise price of 110% of FMV), all other Options granted to Named Officers were granted with an exercise price of 100% of FMV.

(4) During the fiscal year ended March 31, 1998, Dr. Rudd was granted Options on April 24, 1997.

(5) During the fiscal year ended March 31, 1998, Dr. Rudd, Dr. Beckers and Messrs. Duggirala and Kirsner were each granted Options on July 31, 1997.

(6) During the fiscal year ended March 31, 1998, Dr. Kahn was granted Options on January 29, 1998.

OPTION EXERCISES AND YEAR-END HOLDINGS

The following table provides information with respect to the Named Officers concerning the exercise of Options during the last fiscal year and unexercised Options held as of March 31, 1998 (the end of the Company's last fiscal year):


               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                    AND FISCAL YEAR END OPTION VALUES
               -----------------------------------------------

                                                     Number of Securities          Value of Unexercised
                                                    Underlying Unexercised             In-the-Money
                                                      Options at Fiscal              Options at Fiscal
                                                          Year End(#)                  Year End($)(1)
                                                  ----------------------------  ----------------------------
                      Shares
                     Acquired on   Value
Name                 Exercise(#)   Realized($)    Exercisable    Unexercisable  Exercisable    Unexercisable
----                 -----------   -----------    -----------    -------------  ------------   -------------
Andrew Rudd               85,500     2,109,613             --          102,000            --       1,892,389

C.E. Beckers                  --            --         54,900           63,600     1,278,350         917,648

Kamal Duggirala               --            --         44,400           74,100       947,600       2,111,850

James D. Kirsner              --            --         65,040           53,460     1,539,160         908,152

Robert L. Honeycutt        3,000        69,500         64,170           38,580     1,358,016         661,139

Ronald N. Kahn                --            --         86,610           36,590     1,898,446         514,186


------------------------
(1) Based on the closing price of a share of Common Stock of $28.50 as reported on NASDAQ on such date less the exercise price.

COMPENSATION COMMITTEE INTERLOCKS, INSIDER PARTICIPATION AND OTHER TRANSACTIONS

During the fiscal year ended March 31, 1998, the Compensation Committee of the Board of Directors was comprised of Messrs. Battle, Hull and Lanstein, who are each members of the Company's Board of Directors and who are not current executive officers of the Company.

During the fiscal year ended March 31, 1998, actions concerning executive compensation were deliberated and taken by the entire Board of Directors of the Company, as well as by the Compensation Committee. Of the Company's executive officers during the fiscal year ended March 31, 1998, Dr. Rudd and Mr. Casey participated, as members of the Board of Directors, in deliberations by the Board of Directors concerning certain executive compensation for the fiscal year ended March 31, 1998.

On April 15, 1994, Norman J. Laboe, a director of the Company, became of counsel to the law firm of Mackenzie & Albritton, LLP, which received an aggregate of approximately $167,500 in fees and expenses from the Company during the fiscal year ended March 31, 1998 and which has also been retained by the Company during the current fiscal year. Prior to that Mr. Laboe was a partner of Graham & James, which was and is currently retained by the Company.

M. Blair Hull, a director of the Company, is the Managing Principal of Hull Trading Company LLC ("Hull Trading"). During the fiscal year ended March 31, 1998, BARRA and its affiliates received an aggregate of approximately $205,500 in revenue from certain proprietary software and related data licensed to Hull Trading and its affiliates.

A. George Battle provides certain consulting services from time to time as requested by the Company. During the fiscal year ended March 31, 1998, Mr. Battle received an aggregate of approximately $37,593 in fees and expenses from the Company in connection with such consulting services.

On January 31, 1997, Messrs. Laboe and Hull (along with A. George Battle and Ronald J. Lanstein, the other members of the Board of Directors who are not employees of the Company or its subsidiaries) were each granted Options to purchase 7,500 shares of Common Stock at an exercise price of $17.83333 (100% of FMV). The Options each become exercisable in five equal annual installments beginning on the first anniversary date of the grant. All Options expire ten years and a day from the date of grant. Effective as of April 24, 1997, Messrs. Laboe and Hull (along with A. George Battle and Ronald J. Lanstein, the other members of the Board of Directors who are not employees of the Company or its subsidiaries) were each granted Directors Options under the Directors Option Plan to purchase 7,500 shares of Common Stock at an exercise price of $16.6667 (100% of FMV). Such Directors Options each become exercisable in five equal annual installments beginning on the first anniversary date of the grant. In addition, effective as of April 24, 1998, Messrs. Laboe, Hull, Battle and Lanstein were each granted Directors Options pursuant to certain automatic granting provisions of the Directors Option Plan to purchase 2,000 shares of Common Stock at an exercise price of $26.719 (100% of FMV), and all of such Directors Options are each immediately exercisable. All Directors Options expire ten years and a day from the date of grant.

On July 24, 1996, BARRA consummated a definitive Agreement of Merger and Plan of Reorganization (the "RCA Merger Agreement") with RogersCasey. Pursuant to the RCA Merger Agreement, BARRA issued 722,046 shares of its Common Stock and options for the purchase of 45,386 shares of its Common Stock pursuant to the RCA Plan in return for all of the issued and outstanding capital stock of RogersCasey. On July 25, 1996, BARRA increased the size of its Board of Directors from five (5) to six (6) and elected John F. Casey to fill the newly created position, pursuant to an understanding between BARRA and RogersCasey. RogersCasey pays approximately $4,000 per year in premiums on a life insurance policy for Mr. Casey. The death benefit on that policy is $1,000,000 and is payable to Mr. Casey's wife.

                      REPORT OF THE COMPENSATION COMMITTEE AND
                OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

The Compensation Committee of the Board of Directors (the "Compensation Committee") is currently comprised of three (3) members of the Board of Directors and is responsible for evaluating the Company's executive compensation philosophies and monitoring and approving base salary and incentive compensation programs for executive management, including Option Plan awards and payouts under the Company's annual cash bonus plan. In general, a committee of the Company's senior management (the "Executive Committee") provides recommendations to the Compensation Committee regarding: (a) the aggregate amount to be awarded under the Company's incentive compensation programs;
(b) the base salaries and bonuses for all executive officers other than the Chief Executive Officer; (c) Option Plan awards for all employees and (d) Directors Option Plan awards for all directors. These recommendations are based upon the compensation philosophies articulated below, which have been adopted by the Compensation Committee. For the fiscal year ended March 31, 1998, the Executive Committee was comprised of the Company's Chief Executive Officer, President, Chief Operating Officer and Chief Financial Officer, the President of BARRA International, Ltd., the Company's wholly-owned subsidiary, and the head of the Company's Investment Data Products Division.

All determinations regarding the base salary and bonus of the Company's Chief Executive Officer are made by the Compensation Committee and approved by the Board of Directors. The overall amount to be awarded under BARRA's annual bonus program is also ratified by the Company's Board of Directors.

The Company's compensation philosophy continues to recognize that there is a strong link between executive compensation, the value received by shareholders and the need to maintain a compensation program which will enable the Company to attract, retain, incent and reward executive officers who are likely to contribute to the long term success of BARRA. That philosophy involves the following three forms of compensation:

1. BASE SALARIES. The base salaries of all of BARRA's executive officers, including its Chief Executive Officer, are established on the basis of the qualifications and experience of the individual executive. Historically, the base salaries of BARRA executives have been kept below the levels of salaries for comparable positions with other entities with the annual bonus program providing the necessary equalizing factor. Most executive base salaries have not been adjusted during the past two or more fiscal years and the executive base salaries remain well below market levels. Base salaries are reviewed annually and adjustments, if any, are effective in July.

2. MANAGEMENT BONUS PROGRAM. The Company's annual bonus plan has historically provided substantial rewards for individual executive officers and, along with such executives' base salary, has been designed so that each individual officer's overall compensation is competitive and commensurate with individual qualitative performance and the value returned to the Company and its shareholders as a result of such performance. In general, short-term cash incentives are based on the Company's performance targets, business area or departmental performance and individual performance. The awards made for the fiscal year ended March 31, 1998 to the Company's executive officers reflect that: (a) the Company's consolidated after tax net income, excluding one-time acquisition charges for fiscal 1998, increased 22% over the net income of the previous year, and was consistent with, but did not exceed, the plan for the year; (b) the after tax return on beginning shareholders' equity for fiscal 1998 was 37%, and (c) the price of the Company's Common Stock increased from $18.00 per share at March 31, 1997 to $28.50 per share at March 31, 1998, an increase of 58%.

3. STOCK OPTION AWARDS. Long-term incentives in the form of Option Plan awards recognize on-going contributions by the Company's senior and middle management to augmenting BARRA's value. Accordingly, these awards are primarily based upon executive position within the Company and relative base salary, but also depend upon sustained levels of performance over time. The purpose of the Directors Option Plan is to give directors of the Company an opportunity to acquire an equity interest in the Company and to further align their interests with the interests of the Company's shareholders. These awards are primarily based upon the need to attract and retain well-qualified directors over time.

                                 BOARD OF DIRECTORS

A. George Battle*        John F. Casey                 M. Blair Hull*
Norman J. Laboe          Ronald J. Lanstein*           Andrew Rudd

-------------------------
*     Member of the Compensation Committee


                                 PERFORMANCE GRAPH
Set forth below is a graph indicating cumulative monthly return* (determined at the end of each month) for the period commencing October 1, 1991 (the date of the Company's initial public offering) and ending March 31, 1998 on $100 invested alternatively in the Company's Common Stock, the Frank Russell 2000 Index and the Nasdaq Computer & Data Processing Index on October 1, 1991.


Measurement Period                       FRANK RUSSELL     NASDAQ COMPUTER &
(Fiscal Year Covered)      BARRA, INC.   2000 INDEX        DATA PROCESSING INDEX
--------------------------------------------------------------------------------
Measurement Pt-10/01/91    $100          $100              $100
FYE 03/31/94               $ 76          $144              $143
FYE 03/31/95               $ 95          $152              $193
FYE 03/31/96               $180          $196              $274
FYE 03/31/97               $257          $206              $299
FYE 03/31/98               $407          $299              $524


-------------------------
*Total return assumes reinvestment of dividends.


                PROPOSAL NO. 2 - REINCORPORATION IN STATE OF DELAWARE

INTRODUCTION

     On April 23, 1998, the Board of Directors unanimously approved a proposal to change the Company's state of incorporation from the State of California to the State of Delaware (the "Reincorporation Proposal" or the "Proposed Reincorporation"). For the reasons set forth below, the Board of Directors believes that the best interests of the Company and its shareholders will be served by changing the state of incorporation of the Company from California to Delaware. SHAREHOLDERS ARE URGED TO READ CAREFULLY THE FOLLOWING SECTIONS OF THIS PROXY STATEMENT, INCLUDING THE RELATED EXHIBITS REFERENCED BELOW AND ATTACHED HERETO, BEFORE VOTING ON THE REINCORPORATION PROPOSAL. Throughout the Proxy Statement, the terms "the Company" and "BARRA California" refer to the existing California corporation and the term "BARRA Delaware" refers to BARRA
(DE), Inc., a Delaware corporation which is a wholly-owned subsidiary of BARRA California and the proposed successor to BARRA California.

     As discussed below, the principal reasons for the Proposed Reincorporation are the greater flexibility of Delaware corporate law, the substantial body of case law interpreting that law and the increased ability of the Company to attract and retain qualified directors. The Company believes that its shareholders will benefit from the well established principles of corporate governance that Delaware law affords. Except for (a) the increase in the Company's authorized number of shares of Common Stock (assuming shareholder approval of Proposal No. 3 to this Proxy Statement), (b) the elimination of shareholder action by written consent, (c) the elimination of the right of shareholders controlling at least ten percent (10%) of the voting shares to call a special meeting of the shareholders, (d) the elimination of the right of shareholders to cumulate their votes and (e) changes that are dictated by the application of Delaware law, the proposed BARRA Delaware Certificate of Incorporation and Bylaws are substantially similar to those currently adopted by BARRA California. See "Significant Differences Between the Charter Documents and Bylaws of BARRA California and BARRA Delaware" below. The Reincorporation Proposal is not in response to any present attempt known to the Board of Directors to acquire control of the Company, obtain representation of the Board of Directors or take significant action that affects the Company.

     The Proposed Reincorporation would be accomplished through the merger (the "Merger") of the Company with and into BARRA Delaware pursuant to an Agreement and Plan of Merger (the "Merger Agreement"), a copy of which is attached as Exhibit A to this Proxy Statement. The Proposed Reincorporation will not result in any change in the Company's business, assets or liabilities, will not cause its corporate headquarters to be moved and will not result in any relocation of management or other employees. Upon completion of the Merger, BARRA California will cease to exist and BARRA Delaware will continue to operate the business of the Company under the name "BARRA, Inc."

     On the effective date of the Proposed Reincorporation, each outstanding share of Common Stock of the Company will automatically convert into one share of Common Stock of BARRA Delaware and shareholders of the Company will automatically become stockholders of BARRA Delaware. Shares of BARRA Delaware's Common Stock will not have preemptive rights and will not be subject to assessment. All shares of BARRA Delaware's Common Stock to be issued in the reincorporation will be fully paid and nonassessable. As holders of stock in a Delaware corporation, the BARRA Delaware stockholders will have the rights provided by Delaware law, BARRA Delaware's Certificate of Incorporation and BARRA Delaware's Bylaws. See "Significant Differences Between the Corporation Laws of California and Delaware" below.

     In addition, each outstanding option or other right to acquire shares of Common Stock of the Company will be converted into an option, warrant or right to acquire an equal number of shares of Common Stock of BARRA Delaware, under the same terms and conditions as the original options, warrants or rights. All of the Company's employee benefit and option plans, including the Option Plan, the ESPP, the Directors Option Plan and the RCA Plan will be adopted and continued by BARRA Delaware following the Proposed Reincorporation. Shareholders should recognize that approval of the Proposed Reincorporation will constitute approval of the adoption and assumption of those plans by BARRA Delaware.

     As of the effective date of the Proposed Reincorporation, BARRA Delaware will enter into new indemnification agreements with each of its directors and officers in the form attached to this Proxy Statement as Exhibit D (the "BARRA Delaware Indemnification Agreements"), and such agreements will be governed by Delaware law. See "Significant Differences Between the Corporation Laws of California and Delaware -Indemnification and Limitation of Liability" below. Shareholders should recognize that approval of the Proposed Reincorporation will constitute approval of the BARRA Delaware Indemnification Agreements.

     The Common Stock of BARRA California is authorized for quotation on NASDAQ, and after the Merger BARRA Delaware's Common Stock will continue to be traded on NASDAQ without interruption under the same symbol ("BARZ") as the shares of BARRA California Common Stock are traded thereunder prior to the Merger.

     BARRA California currently has effective registration statements under the Securities Act of 1933, as amended, under which shares of BARRA California Common Stock are issuable upon the exercise of stock options granted under the Option Plan, the Directors Option Plan and the RCA Plan. The Company intends to file amendments to such registration statements to continue the registration of shares of BARRA Delaware Common Stock issuable under such plans.

     Each outstanding certificate representing shares of Company Common Stock will continue to represent the same number of shares of BARRA Delaware's Common Stock until submitted to BARRA Delaware at the time of next transfer by the shareholder. IT WILL NOT BE NECESSARY FOR SHAREHOLDERS OF THE COMPANY TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF BARRA DELAWARE.

     Chase Mellon Shareholder Services, L.L.C., which is the transfer agent and registrar for BARRA California, will act as transfer agent and registrar for BARRA Delaware.

     Under California law, the affirmative vote of a majority of the outstanding shares of Common Stock of BARRA California is required for approval of the Merger Agreement and the other terms of the Proposed Reincorporation. The Proposed Reincorporation has been unanimously approved by BARRA California's Board of Directors. If approved by the shareholders, it is anticipated that the Merger will become effective as soon as practicable (the "Effective Date") following the Annual Meeting. However, pursuant to the Merger Agreement, the Merger may be abandoned or the Merger Agreement may be amended by the Board of Directors (except that the principal terms may not be amended without shareholder approval) either before or after shareholder approval has been obtained and prior to the Effective Date of the Proposed Reincorporation if, in the opinion of the Board of Directors of either company, circumstances arise which make it inadvisable to proceed under the original terms of the Merger Agreement. Shareholders of BARRA California will have no dissenters' rights of appraisal with respect to the Merger.

     The discussion set forth below is qualified in its entirety by reference to the Merger Agreement, the Certificate of Incorporation of BARRA Delaware (the "BARRA Delaware Certificate of Incorporation"), the Bylaws of BARRA Delaware (the "BARRA Delaware Bylaws") and the BARRA Delaware Indemnification Agreements, the forms of which are attached hereto as Exhibits A, B, C and D, respectively.

     APPROVAL BY SHAREHOLDERS OF THE PROPOSED REINCORPORATION WILL CONSTITUTE APPROVAL OF THE MERGER AGREEMENT, THE BARRA DELAWARE CERTIFICATE OF INCORPORATION, THE BARRA DELAWARE BYLAWS, THE BARRA DELAWARE INDEMNIFICATION AGREEMENTS AND THE ASSUMPTION OF BARRA CALIFORNIA'S EMPLOYEE BENEFIT AND OPTION PLANS, INCLUDING, WITHOUT LIMITATION, THE OPTION PLAN, THE ESPP, THE DIRECTORS OPTION PLAN AND THE RCA PLAN BY BARRA DELAWARE.

PRINCIPAL REASONS FOR THE PROPOSED REINCORPORATION

As the Company plans for the future, the Board of Directors and management believe that it is essential to be able to draw upon well established principles of corporate governance in making legal and business decisions. The prominence and predictability of Delaware corporate law provide a reliable foundation on which the Company's governance decisions can be based and the Company believes that shareholders will benefit from the responsiveness of Delaware corporate law to their needs and to those of the corporation they own.

     PROMINENCE, PREDICTABILITY AND FLEXIBILITY OF DELAWARE LAW. For many years Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has been a leader in adopting, construing and implementing comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized under its laws. Many corporations have chosen Delaware initially as a state of incorporation or have subsequently changed corporate domicile to Delaware in a manner similar to that proposed by the Company. Because of Delaware's prominence as the state of incorporation for many major corporations, both the legislature and courts in Delaware have demonstrated an ability and a willingness to act quickly and effectively to meet changing business needs. The Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to corporate legal affairs.

     WELL ESTABLISHED PRINCIPLES OF CORPORATE GOVERNANCE. There is substantial judicial precedent in the Delaware courts as to the legal principles applicable to measures that may be taken by a corporation and as to the conduct of the Board of Directors under the business judgment rule. The Company believes that its shareholders will benefit from the well established principles of corporate governance that Delaware law affords.

     INCREASED ABILITY TO ATTRACT AND RETAIN QUALIFIED DIRECTORS. Both California and Delaware law permit a corporation to include a provision in its charter document which reduces or limits the monetary liability of directors for breaches of fiduciary duty in certain circumstances. The increasing frequency of claims and litigation directed against directors and officers has greatly expanded the risks facing directors and officers of corporations in exercising their respective duties. The amount of time and money required to respond to such claims and to defend such litigation can be substantial. It is the Company's desire to reduce these risks to its directors and officers and to limit situations in which monetary damages can be recovered against directors so that the Company may continue to attract and retain qualified directors who otherwise might be unwilling to serve because of the risks involved. The Company believes that, in general, Delaware law provides greater protection to directors than California law and that Delaware case law regarding a corporation's ability to limit director liability is more developed and provides more guidance than California law.

NO CHANGE IN THE NAME, BOARD MEMBERS, BUSINESS, MANAGEMENT, EMPLOYEE PLANS OR LOCATION OF CORPORATE HEADQUARTERS OF THE COMPANY

In connection with the Proposed Reincorporation, the authorized number of shares of the Company's Common Stock will be increased from 40,000,000 to 75,000,000, subject to shareholder approval of Proposal No. 3. If the Reincorporation Proposal is approved by the shareholders but the proposed Amendment is not adopted, the number of authorized shares of Common Stock set forth in the Delaware Certificate of Incorporation will be 40,000,000. In addition, the Proposed Reincorporation will effect a change in the legal domicile of the Company and certain other changes of a legal nature, certain of which are described in this Proxy Statement. The Proposed Reincorporation will NOT result in any change in the name, business, management, fiscal year, employee plans, assets or liabilities (except to the extent of legal and other costs of affecting the reincorporation) or location of the corporate headquarters of the Company. The six (6) directors who are elected at the Annual Meeting will become the directors of BARRA Delaware. All employee benefit and option plans of BARRA California, including, without limitation, the Option Plan, the ESPP, the Directors Option Plan and the RCA Plan will be assumed and continued by BARRA Delaware. Each option or right issued pursuant to such plans will automatically be converted into an option or right to purchase the same number of shares of Common Stock of BARRA Delaware, at the same price per share, upon the same terms, and subject to the same conditions. Shareholders should note that approval of the Reincorporation Proposal will also constitute approval of the assumption of these plans by BARRA Delaware. Other employee benefit arrangements of BARRA California will also be continued by BARRA Delaware upon the terms and subject to the conditions currently in effect. As noted above, after the Merger the shares of Common Stock of BARRA Delaware will continue to be traded, without interruption, in the same principal market and under the same symbol ("BARZ") as the shares of Common Stock of BARRA California are traded under prior to the Merger.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The Merger provided for in the Merger Agreement is intended to be a tax free reorganization under the Internal Revenue Code of 1986, as amended. Assuming the Merger qualifies as a reorganization, no gain or loss will be recognized to the holders of capital stock of the Company as a result of consummation of the Proposed Reincorporation, and no gain or loss will be recognized by the Company or BARRA Delaware. Each former holder of capital stock of the Company will have the same basis in the capital stock of BARRA Delaware received by such holder pursuant to the Proposed Reincorporation as such holder has in the capital stock of the Company held by such holder at the time of consummation of the Merger. Each shareholder's holding period with respect to BARRA Delaware's capital stock will include the period during which such holder held the corresponding Company capital stock, provided the latter was held by such holder as a capital asset at the time of consummation of the Merger. The Company has not obtained a ruling from the Internal Revenue Service or an opinion of legal or tax counsel with respect to the consequences of the Proposed Reincorporation.

     The foregoing is only a summary of certain federal income tax consequences. SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISERS REGARDING THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE MERGER AND THE PROPOSED REINCORPORATION, INCLUDING THE APPLICABILITY OF THE LAW OF ANY STATE OR OTHER JURISDICTION.

SIGNIFICANT DIFFERENCES BETWEEN THE CHARTER DOCUMENTS AND BYLAWS OF BARRA CALIFORNIA AND BARRA DELAWARE

     SHAREHOLDER ACTION BY WRITTEN CONSENT. Under California and Delaware law, unless specifically prohibited by the articles or certificate of incorporation, shareholders may take action by written consent in lieu of a shareholder meeting by the written consent of the holders of at least the number of shares necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. California and Delaware law permit a corporation to eliminate the ability of shareholders to act by written consent in its articles or certificate of incorporation. Unlike BARRA California's current Articles of Incorporation and Bylaws, the proposed BARRA Delaware Certificate of Incorporation and BARRA Delaware Bylaws eliminate this ability. Elimination of the ability of stockholders to act by written consent could lengthen the amount of time required to take stockholder actions because certain actions by written consent are not subject to the minimum notice requirement of a stockholders' meeting. The elimination of the ability of stockholders to act by written consent, however, could have the effect of deterring hostile takeover attempts. Without the ability of stockholders to act by written consent, a holder or group of holders controlling a majority in interest of BARRA Delaware's capital stock wishing, for example, to amend the BARRA Delaware Bylaws or remove directors would have to call a stockholders' meeting and wait the notice periods determined by the Board of Directors pursuant to the BARRA Delaware Bylaws prior to taking any such action. In connection with its evaluation of the Proposed Reincorporation, the Board of Directors has determined that it is important that it be able to give advance notice of and consideration to any action to be voted on by shareholders, and that all shareholders be able to discuss at a meeting matters which may affect their rights. Accordingly, the BARRA Delaware Certificate of Incorporation and the BARRA Delaware Bylaws do not permit actions by written consent of stockholders. Therefore, after the Proposed Reincorporation, stockholders will no longer have the right to execute an action by written consent.

     ABILITY OF SHAREHOLDERS TO CALL SPECIAL MEETINGS. California law and the BARRA California Bylaws permit holders of 10% of the outstanding voting securities of a company to call a special meeting of shareholders. Delaware law does not require that stockholders be allowed to call a special meeting of stockholders. Elimination of the right of shareholders to call a special meeting would eliminate a shareholder's ability to force shareholder consideration of a proposal over the opposition of the Board of Directors by calling a special meeting of shareholders prior to such time as the board believed such consideration to be appropriate. For example, proposed amendments to the Bylaws or removal of directors for cause could, if the Board of Directors so desired, be delayed until the next annual meeting of shareholders. The business permitted to be conducted at any special meeting of shareholders would be limited to the business brought before the meeting by the Board of Directors or by the person that called the special meeting.

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

     Shareholders should recognize that elimination of the procedure for shareholders to call special meetings may render more difficult, discourage or delay a merger, proxy contest or the assumption of control of the Company by a large shareholder or group of shareholders. To the extent that this provision enables the Board of Directors to resist a takeover or change in control, it may be more difficult to remove the existing Board of Directors and management.
This increased ability to resist a takeover or change in control of the Company could be beneficial to shareholders if used by the Board of Directors and management to discourage or delay insufficient offers and/or to negotiate superior offers than may otherwise be obtainable.

     The BARRA Delaware Bylaws provide that special meetings of stockholders may be called only by the President, the Board of Directors or the Chairman of the Board of Directors. Therefore, after the Proposed Reincorporation, stockholders will not be permitted to call a special meeting of stockholders.

     CUMULATIVE VOTING. Under California law, if any shareholder has given notice of an intention to cumulate votes for the election of directors, any other shareholder of the corporation is also entitled to cumulate his or her votes at such election. Cumulative voting provides that each share of stock normally having one vote is entitled to a number of votes equal to the number of directors to be elected. A shareholder may then cast all such votes for a single candidate or may allocate them among as many candidates as the shareholder may choose. In the absence of cumulative voting, the holders of the majority of the shares present or represented at a meeting in which directors are to be elected would have the power to elect all the directors to be elected at such meeting, and no person could be elected without the support of holders of the majority of shares present or represented at such meeting. Elimination of cumulative voting could make it more difficult for a minority shareholder adverse to a majority of the shareholders to obtain representation on the Company's Board of Directors. California corporations whose stock is listed on a national stock exchange or quoted on an interdealer quotation system of a registered national securities association can also eliminate cumulative voting with shareholder approval. The Company qualifies as such a company but has not sought shareholder approval to eliminate cumulative voting. Under Delaware law, cumulative voting in the election of directors is not mandatory, but is a permitted option. The BARRA Delaware Certificate of Incorporation does not provide for cumulative voting rights. Therefore, after the Proposed Reincorporation, stockholders will no longer have cumulative voting rights.

     INCREASE IN NUMBER OF AUTHORIZED SHARES OF COMMON STOCK. The Company's Articles of Incorporation currently authorizes the Company to issue up to 40,000,000 shares of Common Stock. As discussed below under Proposal No. 3, the Board of Directors has adopted, subject to shareholder approval, a resolution to increase the number of authorized shares of Common Stock to 75,000,000. If such proposal is approved by the shareholders, the BARRA Delaware Certificate of Incorporation will set the number of shares of Common Stock at 75,000,000. If the Reincorporation Proposal is approved by the shareholders but Proposal No. 3 regarding the increase in authorized shares of Common Stock is not approved, the BARRA Delaware Certificate of Incorporation will set the number of shares of Common Stock at 40,000,000. See "Proposal No. 3 - Increase in the Number of Authorized Shares of Common Stock."

SIGNIFICANT DIFFERENCES BETWEEN THE CORPORATION LAWS OF CALIFORNIA AND DELAWARE

     The corporation laws of California and Delaware differ in many respects. Although all the differences are not set forth in this Proxy Statement, certain provisions, which could materially affect the rights of shareholders, are discussed below.

     INSPECTION OF SHAREHOLDER LIST. Both California and Delaware law allow any shareholder to inspect the shareholder list for a purpose reasonably related to such person's interest as a shareholder. California law provides, in addition, for an absolute right to inspect and copy the corporation's shareholder list by persons holding an aggregate of five percent (5%) or more of the corporation's voting shares, or shareholders holding an aggregate of one percent (1%) or more of such shares who have filed a Schedule 14B with the Securities and Exchange Commission in connection with a contested election of directors. The latter provision has not been amended in response to the elimination of Schedule 14B under the revised proxy rules. Under California law, such absolute inspection rights also apply to a corporation formed under the laws of any other state if its principal executive offices are in California or if it customarily holds meetings of its board in California. Delaware law also provides for inspection rights as to a list of stockholders entitled to vote at a meeting within a ten-day period preceding a stockholders' meeting for any purpose germane to the meeting. However, Delaware law contains no provisions comparable to the absolute right of inspection provided by California law to certain shareholders.

     DIVIDENDS AND REPURCHASES OF SHARES. California law dispenses with the concepts of par value of shares as well as statutory definitions of capital, surplus and the like. The concepts of par value, capital and surplus exist under Delaware law.

     Under California law, a corporation may not make any distribution (including dividends, whether in cash or other property, and repurchases of its shares, other than repurchases of its shares issued under employee stock plans contemplated by Section 408 of the California Corporation Code) unless either
(i) the corporation's retained earnings immediately prior to the proposed distribution equal or exceed the amount of the proposed distribution or
(ii) immediately after giving effect to
such distribution, the corporation's assets (exclusive of goodwill, capitalized research and development expenses and deferred charges) would be at least equal to 1 1/4 times its liabilities (not including deferred taxes, deferred income and other deferred credits), and the corporation's current assets would be at least equal to its current liabilities (or 1 1/4 times its current liabilities if the average pre-tax and pre-interest expense earnings for the preceding two
(2) fiscal years were less than the average interest expense for such years). Such tests are applied to California corporations on a consolidated basis.

     Delaware law permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year as long as the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, Delaware law generally provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

     To date, the Company has not paid any cash dividends on its outstanding shares and does not anticipate doing so for the foreseeable future.

     SHAREHOLDER VOTING. Both California and Delaware law generally require that a majority of the shareholders of both the acquiring and target corporations approve statutory mergers. Delaware law does not require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if (a) the merger agreement does not amend the existing certificate of incorporation; (b) each share of the stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding or treasury share after the merger; and
(c) either no shares of Common Stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or the treasury shares of Common Stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed twenty percent (20%) of the shares of Common Stock of such constituent corporation outstanding immediately prior to the effective date of the merger. California law contains a similar exception to its voting requirements for reorganizations where shareholders or the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization equity securities constituting more than five-sixths of the voting power of the surviving or acquiring corporation or its parent entity.

     Both California law and Delaware law also require that a sale of all or substantially all of the assets of a corporation be approved by a majority of the outstanding voting shares of the corporation transferring such assets. With certain exceptions, California law also requires that mergers, reorganizations, certain sales of assets and similar transactions be approved by a majority vote of each class of shares outstanding. In contrast, Delaware law generally does not require class voting, except in certain transactions involving an amendment to the certificate of incorporation that adversely affects a specific class of shares. As a result, shareholder approval of such transactions may be easier to obtain under Delaware law for companies which have more than one class of shares outstanding.

     California law also requires that holders of nonredeemable Common Stock receive nonredeemable Common Stock in a merger of the corporation with the holder of more than fifty percent (50%) but less than ninety percent (90%) of such Common Stock or its affiliate unless all of the holders of such Common Stock consent to the transaction. This provision of California law may have the effect of making a "cash-out" merger by a majority shareholder more difficult to accomplish. Although Delaware law does not parallel California law in this respect, under some circumstances Section 203 does provide similar protection against coercive two-tiered bids for a corporation in which the stockholders are not treated equally. See "-- Shareholder Approval of Certain Business Combinations" herein.

     California law provides that, except in certain circumstances, when a tender offer or a proposal for a reorganization or for a sale of assets is made by an interested party (generally a controlling or managing person of the target corporation), an affirmative opinion in writing as to the fairness of the consideration to be paid to the shareholders must be delivered to shareholders. This fairness opinion requirement does not apply to a corporation that does not have shares held of record by at least 100 persons, or to a transaction that has been qualified under California state securities laws. Furthermore, if a tender of shares or vote is sought pursuant to an interested party's proposal and a later proposal is made by another party at least ten (10) days prior to the date of acceptance of the interested party proposal, the shareholders must be informed of the later offer and be afforded a reasonable opportunity to withdraw any vote, consent or proxy, or to withdraw any tendered shares. Delaware law has no comparable provision.

     INTERESTED DIRECTOR TRANSACTIONS. Under both California and Delaware law certain contracts or transactions in which one or more of a corporation's directors has an interest are not void or voidable because of such interest provided that certain conditions, such as obtaining the required approval and fulfilling the requirements of good faith and full disclosure are met. With certain exceptions, the conditions are similar under California and Delaware law. Under California and Delaware law, (a) either the shareholders or the board of directors must approve any such contract or transaction after full disclosure of the material facts, and, in the case of board approval, the contract or transaction must also be "just and reasonable" (in California) or "fair" (in Delaware) to the corporation; or (b) the contract or transaction must have been just and reasonable or fair as to the corporation at the time it was approved. In the latter case, California law explicitly places the burden of proof on the interested director. Under California law, if shareholder approval is sought, the interested director is not entitled to vote his shares at a shareholder meeting with respect to any action regarding such contract or transaction. If board approval is sought, the contract or transaction must be approved by a majority vote of a quorum of the directors, without counting the vote of any interested directors (except that interested directors may be counted for purposes of establishing a quorum). Under Delaware law, if board approval is sought, the contract or transaction must be approved by a majority of the disinterested directors (even if the disinterested directors are less than a quorum). Therefore, certain transactions that the Board of Directors of BARRA California might not be able to approve because of the number of interested directors, could be approved by a majority of the disinterested directors of BARRA Delaware, although less than a majority of a quorum.

     SHAREHOLDER DERIVATIVE SUITS. California law provides that a shareholder bringing a derivative action on behalf of a corporation need not have been a shareholder at the time of the transaction in question, provided that certain tests are met. Under Delaware law, a stockholder may bring a derivative action on behalf of the corporation only if the stockholder was a stockholder of the corporation at the time of the transaction in question or if his or her stock thereafter devolved upon him or her by operation of law. California law also provides that the corporation or the defendant in a derivative suit may make a motion to the court for an order requiring the plaintiff shareholder to furnish a security bond. Delaware does not have a similar bonding requirement.

     APPRAISAL RIGHTS. Under both California and Delaware law, a shareholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to appraisal rights pursuant to which such shareholder may receive cash in the amount of the fair market value of his or her shares in lieu of the consideration he or she would otherwise receive in the transaction. Under Delaware law, such fair market value is determined exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, and such appraisal rights are not available (a) with respect to the sale, lease or exchange of all or substantially all of the assets of a corporation; (b) with respect to a merger or consolidation by a corporation the shares of which are either listed on a national securities exchange or are held of record by more than 2,000 holders if such stockholders receive only shares of the surviving corporation or shares of any other corporation that are either listed on a national securities exchange or held of record by more than 2,000 holders, plus cash in lieu of fractional shares of such corporations; or
(c) to stockholders of a corporation surviving a merger if no vote of the stockholders of the surviving corporation is required to approve the merger under certain provisions of Delaware law.

     The limitations on the availability of appraisal rights under California law are different from those under Delaware law. Shareholders of a California corporation whose shares are listed on a national securities exchange or on a list of over-the-counter margin stocks issued by the Board of Governors of the Federal Reserve System generally do not have such appraisal rights unless the holders of at least five percent (5%) of the class of outstanding shares claim the right or the corporation or any law restricts the transfer of such shares. Appraisal rights are also unavailable if the shareholders of a corporation or the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization equity securities constituting more than five-sixths of the voting power of the surviving or acquiring corporation or its parent entity (as will be the case in the Reincorporation Proposal). Appraisal or dissenters' rights are, therefore, not available to shareholders of BARRA California with respect to the Reincorporation Proposal. California law generally affords appraisal rights in sale of asset reorganizations.

     DISSOLUTION. Under California law, shareholders holding fifty percent (50%) or more of the total voting power may authorize a corporation's dissolution, with or without the approval of the corporation's board of directors, and this right may not be modified by the articles of incorporation. Under Delaware law, unless the board of directors approves the proposal to dissolve, the dissolution must be approved by all the stockholders entitled to vote thereon. Only if the dissolution is initially approved by the board of directors may it be approved by a simple majority of the outstanding shares of the corporation's stock entitled to vote. In the event of such a board-initiated dissolution, Delaware law allows a Delaware corporation to include in its certificate of incorporation a supermajority (greater than a simple majority) voting requirement in connection with dissolution. BARRA Delaware Certificate of Incorporation contains no such supermajority voting requirement, however, and a majority of the outstanding shares entitled to vote, voting at a meeting at which a quorum is present, would be sufficient to approve a dissolution of BARRA Delaware that had previously been approved by its Board of Directors.

     SHAREHOLDER APPROVAL OF CERTAIN BUSINESS COMBINATIONS. In recent years, a number of states have adopted special laws designed to make certain kinds of "unfriendly" corporate takeovers, or other transactions involving a corporation and one or more of its significant shareholders, more difficult. Under
Section 203 of the Delaware General Corporation Law, certain "business combinations" with "interested stockholders" of Delaware corporations are subject to a three-year moratorium unless specified conditions are met.

     Section 203 prohibits a Delaware corporation from engaging in a "business combination" with an "interested stockholder" for three (3) years following the date that such person or entity becomes an interested stockholder. With certain exceptions, an interested stockholder is a person or entity who or which owns individually or with or through certain other persons or entities, fifteen percent (15%) or more of the corporation's outstanding voting stock (including any rights to acquire stock pursuant to an option, warrant, agreement, arrangement or understanding, or upon the exercise of conversion or exchange rights, and stock with respect to which the person has voting rights only), or is an affiliate or associate of the corporation and was the owner, individually or with or through certain other persons or entities, of fifteen percent (15%) or more of such voting stock at any time within the previous three (3) years, or is an affiliate or associate of any of the foregoing.

     For purposes of Section 203, the term "business combination" is defined broadly to include mergers with or caused by the interested stockholder; sales or other dispositions to the interested stockholder (except proportionately with the corporation's other stockholders) of assets of the corporation or a direct or indirect majority-owned subsidiary equal in aggregate market value to ten percent (10%) or more of the aggregate market value of either the corporation's consolidated assets or all of its outstanding stock; the issuance or transfer by the corporation or a direct or indirect majority-owned subsidiary of stock of the corporation or such subsidiary to the interested stockholder (except for certain transfers in a conversion or exchange or a pro rata distribution or certain other transactions, none of which increase the interested stockholder's proportionate ownership of any class or series of the corporation's or such subsidiary's stock or of the corporation's voting stock); or receipt by the interested stockholder (except proportionately as a stockholder), directly or indirectly, of any loans, advances, guarantee, pledges or other financial benefits provided by or through the corporation or a subsidiary.

     The three-year moratorium imposed on business combinations of Section 203 does not apply if: (i) prior to the date on which such stockholder becomes an interested stockholder the board of directors approves either the business combination or the transaction that resulted in the person or entity becoming an interested stockholder; (ii) upon consummation of the transaction that made him or her an interested stockholder, the interested stockholder owns at least eighty-five percent (85%) of the corporation's voting stock outstanding at the time the transaction commenced (excluding from the eighty-five percent (85%) calculation shares owned by directors who are also officers of the target corporation and shares held by employee stock plans that do not give employee participants the right to decide confidentially whether to accept a tender or exchange offer); or (iii) on or after the date such person or entity becomes an interested stockholder, the board approved the business combination and it is also approved at a stockholder meeting by sixty-six and two-thirds percent (66 2/3%) of the outstanding voting stock not owned by the interested stockholder.

     Section 203 will encourage any potential acquiror to negotiate with the Company's Board of Directors. Section 203 also might have the effect of limiting the ability of a potential acquiror to make a two-tiered bid for BARRA Delaware in which all stockholders would not be treated equally. Shareholders should note, however, that the application of Section 203 to BARRA Delaware will confer upon the Board the power to reject a proposed business combination in certain circumstances, even though a potential acquiror may be offering a substantial premium for BARRA Delaware's shares over the then current market price.
Section 203 would also discourage certain potential acquirors unwilling to comply with its provisions. See "-- Shareholder Voting" herein. Although a Delaware corporation to which Section 203 applies may elect not to be governed by Section 203, BARRA Delaware does not intend to so elect and thus will be governed by Section 203.

     INDEMNIFICATION AND LIMITATION OF LIABILITY. California and Delaware have similar laws respecting indemnification by a corporation of its officers, directors, employees and other agents. The laws of both states also permit corporations to adopt a provision in their articles or certificate of incorporation eliminating the liability of a director to the corporation or its shareholders for monetary damages for breach of the director's fiduciary duty of care. There are nonetheless certain differences between the laws of the two states respecting indemnification and limitation of liability. In general, Delaware law is somewhat broader in allowing corporations to indemnify and limit the liability of corporate agents, which, among other things, support Delaware corporations in attracting and retaining outside directors.

     California law does not permit the elimination of monetary liability where such liability is based on: (a) intentional misconduct or knowing and culpable violation of law; (b) acts or omissions that a director believes to be contrary to the best interests of the corporation or its shareholders, or that involve the absence of good faith on the part of the director; (c) receipt of an improper personal benefit; (d) acts or omissions that show reckless disregard for the director's duty to the corporation or its shareholders where the director in the ordinary course of performing a director's duties should be aware of a risk of serious injury to the corporation or its shareholders;
(e) acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director's duty to the corporation and its shareholders; (f) interested transactions between the corporation and a director in which a director has a material financial interest; or (g) liability for improper distributions, loans or guarantees.

     Delaware law does not permit the elimination of monetary liability for
(a) breaches of the director's duty of loyalty to the corporation or its shareholders; (b) acts or omissions not in good faith or involving intentional misconduct or knowing violations of law; (c) the payment of unlawful dividends or unlawful stock repurchases or redemptions; or (d) transactions in which the director received an improper personal benefit.

     California law permits indemnification of expenses incurred in derivative or third-party actions, except that with respect to derivative actions (a) no indemnification may be made without court approval when a person is adjudged liable to the corporation in the performance of that person's duty to the corporation and its shareholders, unless a court determines such person is entitled to indemnity for expenses, and then such indemnification may be made only to the extent that such court shall determine, and (b) no indemnification may be made without court approval in respect of amounts paid or expenses incurred in settling or otherwise disposing of a threatened or pending action or amounts incurred in defending a pending action which is settled or otherwise disposed of without court approval.

     Indemnification is permitted by California law only for acts taken in good faith and believed to be in the best interests of the corporation and its shareholders, as determined by a majority vote of a disinterested quorum of the directors, independent legal counsel (if a quorum of independent directors is not obtainable), a majority vote of a quorum of the shareholders (excluding shares owned by the indemnified party), or the court handling the action. California law requires indemnification when the individual has successfully defended the action on the merits as opposed to Delaware law which requires indemnification where there has been a successful defense, whether on the merits or otherwise.

     Delaware law generally permits indemnification of expenses incurred in the defense or settlement of a derivative or third-party action, provided there is a determination by a disinterested quorum of the directors, by independent legal counsel or by a majority vote of a quorum of the stockholders that the person seeking indemnification acted in good faith and in a manner reasonably believed to be in, or (in contrast to California law) not opposed to, the best interests of the corporation. Without court approval, however, no indemnification may be made in respect of any derivative action in which such person is adjudged liable for negligence or misconduct in the performance of such person's duty to the corporation.

     Each of California and Delaware law allow for the entering of indemnification agreements which may provide for indemnification arrangements beyond those specifically authorized by applicable statute as long as they are not contrary to the policies underlying such statute. In this connection, BARRA California entered into indemnification agreements with its officers and directors providing for indemnification in accordance with California law, as well as certain procedures for such indemnification and for the advancement of expenses (other than actual amounts paid in settlement) in connection with the investigation, defense, settlement or appeal of any proceeding subject to such indemnification agreement. Such advances are repayable by the officer or director to the extent the subject conduct is later determined not to be indemnifiable. Similar indemnification agreements are allowed under Delaware law and the broader indemnification allowed in Delaware could also result in the greater allowance of expenses advancement.

     BARRA Delaware plans to enter into the BARRA Delaware Indemnification Agreements with its officers and directors upon completion of the Proposed Reincorporation in the form attached as Exhibit D to this Proxy Statement. If the Proposed Reincorporation is approved, the BARRA Delaware Indemnification Agreements will be deemed approved by the Company's shareholders. Thus, a vote in favor of the Proposed Reincorporation will also represent a vote approving the BARRA Delaware Indemnification Agreements. The BARRA Delaware Indemnification Agreements provide for the indemnification of a named director or officer beyond that which is specifically authorized by applicable statute, including advancement of expenses, in connection with any proceeding subject to the BARRA Delaware Indemnification Agreements. Although the law in this regard is not certain, shareholders who vote in favor of the Proposed Reincorporation, and thereby approve the BARRA Delaware Indemnification Agreements, may be prevented from challenging the validity of such agreements in a subsequent court proceeding.

ANTITAKEOVER IMPLICATIONS

Delaware, like many other states, permits a corporation to adopt a number of measures, through amendment of the corporate charter or bylaws or otherwise, that are designed to reduce a corporation's vulnerability to unsolicited takeover attempts. The Reincorporation Proposal is not being proposed in response to any present attempt known to the Board of Directors to acquire control of the Company or to obtain representation on the Board of Directors.

     In the discharge of its fiduciary obligations to its shareholders, the Board of Directors has evaluated the Company's vulnerability to potential unsolicited bidders. Although not presently proposed or included in the BARRA Delaware Certificate of Incorporation or BARRA Delaware Bylaws, Delaware law would allow the future inclusion of certain other provisions not permitted under California law. Such provisions, subject to stockholder approval if later proposed by the Board of Directors, would provide for greater continuity, stability and independence of the Board of Directors. The Company could also adopt shareholder rights plans, sometimes referred to as "poison pills," which typically take the form of an issuance of a dividend to shareholders of rights to acquire shares of the Company or an acquiring corporation at less than half their fair market value. The Company's adoption of such a shareholder rights plan would not require stockholder approval. In addition, certain other provisions designed to discourage non-negotiated takeover attempts, particularly those involving unequal treatment of the Company's shareholders, could later be adopted. The Company could also enter into severance agreements for its management and key employees which become effective upon the occurrence of a change in control of the Company. None of these measures has been implemented by BARRA California under California law and none has been provided for by BARRA Delaware under Delaware law.

     Certain effects of the Reincorporation Proposal may also be considered to have antitakeover implications as a result of certain differences between the charter documents of BARRA California and BARRA Delaware as well as certain differences between the laws of the two states. For a discussion of these and other differences, see "Significant Differences Between the Charter Documents and Bylaws of BARRA California and BARRA Delaware" and "Significant Differences Between the Corporation Laws of California and Delaware" above. The antitakeover effects of the Reincorporation Proposal may be disadvantageous to the extent that they discourage a future takeover attempt which is not approved by the Board of Directors, but which a majority of the shareholders may deem to be in their best interests or in which shareholders may receive a substantial premium for their shares over the then current market value or over their cost basis in such shares. As a result of such effects of the Reincorporation Proposal, shareholders who might wish to participate in a tender offer may not have an opportunity to do so. In addition, to the extent that such provisions enable the Board of Directors to resist a takeover or a change in control of the Company, they could make it more difficult to change the existing Board of Directors and management.

     Despite any disadvantages of the possible antitakeover effects of the Reincorporation Proposal, the Board of Directors believes that unsolicited takeover attempts may be unfair or disadvantageous to the Company and its shareholders because: (i) a non-negotiated takeover bid may be timed to take advantage of temporarily depressed stock prices; (ii) a non-negotiated takeover bid may be designed to foreclose or minimize the possibility of more favorable competing bids or alternative transactions; (iii) a non-negotiated takeover bid may involve the acquisition of only a controlling interest in the corporation's stock, without affording all shareholders the opportunity to receive the same economic benefits; and (iv) certain of the Company's contractual arrangements may provide that they may not be assigned pursuant to a transaction which results in a "change of control" of the Company without the prior written consent of the other contracting party.

     By contrast, in a transaction in which an acquiror must negotiate with an independent board of directors, the board can and should take account of the underlying and long-term values of the Company's business, technology and other assets, the possibilities for alternative transactions on more favorable terms, possible advantages from a tax-free reorganization, anticipated favorable developments in the Company's business not yet reflected in the stock price and equality of treatment of all shareholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE PROPOSED REINCORPORATION IN DELAWARE.

PROPOSAL NO. 3 - INCREASE IN THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK


INTRODUCTION

     Article III of BARRA California's Articles of Incorporation (the "Articles") currently authorizes the Company to issue up to 40,000,000 shares of Common Stock. The Board of Directors has adopted, subject to shareholder approval, a resolution to increase the number of authorized shares of Common Stock to 75,000,000.

     Proposal No. 2, the Reincorporation Proposal, would authorize a change in the Company's state of incorporation from California to Delaware. The success or failure of the Reincorporation Proposal will not affect the outcome of the vote on this Proposal No. 3, except that if both this Proposal No. 3 and the Reincorporation Proposal are approved, in lieu of any amendment to the Articles the number of shares authorized in the BARRA Delaware Certificate of Incorporation will be fixed at 75,000,000 from the outset. Accordingly, references herein to the "Amendment" shall include, as applicable, such amendment to Article III of the Articles or the statement of authorized shares in Article IV of the BARRA Delaware Certificate of Incorporation, as applicable. If the Reincorporation Proposal is approved by the shareholders but the proposed Amendment is not adopted, the number of authorized shares of Common Stock set forth in the Delaware Certificate of Incorporation will be 40,000,000.

     The additional shares of Common Stock to be authorized by adoption of the proposed Amendment would have rights identical to those associated with the Company's currently authorized and outstanding share of Common Stock unless there is a subsequent determination by the Board of Directors that the proposed Amendment is not in the best interests of the Company and its shareholders. Although the Board believes as of the date of this Proxy Statement that the proposed Amendment is advisable, the proposed Amendment may be abandoned by the Board at any time before, during or after the Annual Meeting and prior to filing the proposed Amendment to the Articles or the proposed filing of the BARRA Delaware Certificate of Incorporation, as applicable.

PURPOSE OF THE PROPOSED AMENDMENT

     As of June 8, 1998, the Company had a total of [13,675,388] issued and outstanding shares of Common Stock, out of the 40,000,000 shares currently authorized for issuance under Article III. The Company believes that it is important to retain a significant reserve of authorized but unissued Common Stock that could be used to raise additional capital. Although at present the Board of Directors has no plans to approve future issuances of additional shares of Common Stock, it desires to have such shares available to provide additional flexibility to use its capital stock for business and financial purposes in the future. The additional shares may be used, without further shareholder approval, for various purposes including, without limitation, issuing additional dividends in the form of stock splits, raising capital, providing equity incentives to employees, officers, or directors, establishing strategic relationships with other companies, and expanding the Company's business or product lines through the acquisition of other businesses.

TEXT OF THE PROPOSED AMENDMENT

     Under the proposed Amendment, the first two sentences of Article III of the Articles (or, if the Reincorporation Proposal is adopted, the first two sentences of Article IV of the BARRA Delaware Certificate of Incorporation) would read as follows:

     "This Corporation is authorized to issue two classes of shares of stock which shall be known as Common Stock and Preferred Stock. The total number of shares of Common Stock which this Corporation is authorized to issue is seventy-five million (75,000,000) shares, no par value, and the total number of shares of Preferred Stock which this Corporation is authorized to issue is ten million (10,000,000) shares, no par value."

EFFECTS OF THE PROPOSED AMENDMENT

     Adoption of the proposed Amendment and issuance of the Common Stock would not affect the rights of the holders of currently outstanding Common Stock of the Company, except for the dilutive effects resulting from increasing the number of shares of the Company's Common Stock outstanding (when and if such additional shares are actually issued). If the Amendment is adopted, it will become effective either (a) upon the filing of a Certificate of Amendment of the Company's Articles of Incorporation with the Secretary of State of the State of California if Proposal No. 2, the Reincorporation Proposal, is not also approved by the shareholders, or (b) upon the filing of the BARRA Delaware Certificate of Incorporation, as attached hereto as Exhibit B, if the Reincorporation Proposal is approved.

     If the proposed Amendment is adopted, 35,000,000 additional shares of Common Stock of the Company will be available for issuance at the discretion of the Board of Directors, except that certain large issuances of shares may require shareholder approval in accordance with Delaware law and the requirements of NASDAQ. Certain stock-based employment benefit plans may require shareholder approval in order to obtain desirable treatment under tax or securities laws and accounting regulations.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE PROPOSED INCREASE IN THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

         PROPOSAL NO. 4 - RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Board of Directors has selected Deloitte & Touche LLP as the independent auditors of the Company for the fiscal year ending March 31, 1999. The selection of the independent auditors will be submitted to the shareholders for ratification at the Annual Meeting. In the event that ratification by the shareholders of the selection of Deloitte & Touche LLP as the Company's independent auditors is not obtained, the Board of Directors will reconsider such selection. Deloitte & Touche LLP has audited the Company's financial statements since 1986. Its representatives are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE.

                            CERTAIN FINANCIAL INFORMATION

The following information is presented in Part II of the Company's Annual Report on Form 10-K and is incorporated by this reference into this Proxy Statement:
(a) Management's Discussion and Analysis of Financial Condition and Results of Operations, (b) complete consolidated Balance Sheets as of March 31, 1998 and 1997, related consolidated Statements of Income, Shareholders Equity and Cash Flows for each of the three years in the period ended March 31, 1998 and notes thereto, and (c) the report of Deloitte & Touche LLP regarding the complete consolidated Financial Statements.

Each statement made in this Proxy Statement containing any form of the words "expect," "believe," "anticipate" or "future" is a forward-looking statement that may involve a number of risk factors and uncertainties. Among other factors that could cause actual results to differ materially are the following: changes in the Code or ERISA and business conditions and other changes in the Company's industry that could affect the value of the Company's stock. Further information and potential risk factors that could affect the Company's financial results are included in the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 1998.

                                   OTHER BUSINESS

The Company currently knows of no other matters to be submitted at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend.


BY ORDER OF THE BOARD OF DIRECTORS


------------------------------
Andrew Rudd

Andrew Rudd
Chairman of the Board and Chief Executive Officer
June 23, 1998

                                                                       EXHIBIT A

                            AGREEMENT AND PLAN OF MERGER

                                         OF

                                  BARRA (DE), INC.
                              (A DELAWARE CORPORATION)
                                        AND

                                    BARRA, INC.
                             (A CALIFORNIA CORPORATION)

     THIS AGREEMENT AND PLAN OF MERGER dated as of June 15, 1998 (this "Agreement"), is between BARRA (DE), Inc., a Delaware corporation ("BARRA Delaware"), and BARRA, Inc., a California corporation ("BARRA California"), BARRA Delaware and BARRA California are sometimes referred to herein as the "Constituent Corporations."

                                       RECITALS

     A. BARRA California is a corporation duly organized and existing under the laws of the State of California and has an authorized capital stock of Fifty Million (50,000,000) shares. The number of shares of preferred stock authorized to be issued is Ten Million (10,000,000), no par value. The number of shares of common stock authorized to be issued is Forty Million (40,000,000), no par value (the "BARRA California Common Stock").

     B. BARRA Delaware is a corporation duly organized and existing under the laws of the State of Delaware and has a total authorized capital stock of Eighty Five Million (85,000,000) shares. The number of shares of preferred stock authorized to be issued is Ten Million (10,000,000), no par value. The number of shares of common stock authorized to be issued is Seventy Five Million (75,000,000), no par value (the "BARRA Delaware Common Stock").

     C. The Board of Directors of BARRA California has determined that, for the purpose of effecting the reincorporation of BARRA California in the State of Delaware, it is advisable and in the best interests of BARRA California that BARRA California merge with and into BARRA Delaware upon the terms and conditions herein provided.

     D. The respective Boards of Directors of BARRA Delaware and BARRA California have approved this Agreement and have directed that this Agreement be submitted to a vote of their respective stockholders and executed by the undersigned officers.

     E.   BARRA Delaware is a wholly-owned subsidiary of BARRA California.

     NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, BARRA Delaware and BARRA California hereby agree, subject to the terms and conditions hereinafter set forth, as follows:

                                      I. MERGER

     1.1 MERGER. In accordance with the provisions of this Agreement, the Delaware General Corporation Law and the General Corporation Law of the State of California, BARRA California shall be merged with and into BARRA Delaware (the "Merger"), the separate existence of BARRA California shall cease and BARRA Delaware shall be, and is herein sometimes referred to as, the "Surviving Corporation," and the Surviving Corporation shall be renamed BARRA, Inc..

     1.2 FILING AND EFFECTIVENESS. The Merger shall not become effective until the following actions shall be completed:

          (a) This Agreement and the Merger shall have been adopted and approved by the shareholders of BARRA California and the sole stockholder of BARRA Delaware in accordance with the requirements of the Delaware General Corporation Law and the General Corporation Law of the State of California;

          (b) All of the conditions precedent to the consummation of the Merger specified in this Agreement shall have been satisfied or duly waived by the party entitled to satisfaction thereof;

          (c) An executed Certificate of Merger or an executed counterpart of this Agreement meeting the requirements of the Delaware General Corporation Law shall have been filed with the Secretary of State of the State of Delaware; and

          (d) An executed counterpart of this Agreement, a Certificate of Ownership or any other document filed with the Secretary of State of the State of Delaware pursuant to Section 1.2(c) above, shall have been filed with the Secretary of State of the State of California.

     The date and time when the Merger shall become effective as aforesaid, is herein called the "Effective Date of the Merger."

          1.3 EFFECT OF THE MERGER. Upon the Effective Date of the Merger, the separate existence of BARRA California shall cease and BARRA Delaware, as the Surviving Corporation, (i) shall continue to possess all of its assets, rights, powers and property as constituted immediately prior to the Effective Date of the Merger, (ii) shall be subject to all actions previously taken by its and BARRA California's Board of Directors, (iii) shall succeed, without other transfer, to all of the assets, rights, powers and property of BARRA California in the manner more fully set forth in Section 259 of the General Corporation Law of the State of Delaware, (iv) shall continue to be subject to all of the debts, liabilities and obligations of BARRA Delaware as constituted immediately prior to the Effective Date of the Merger, and (v) shall succeed, without other transfer, to all of the debts, liabilities and obligations of BARRA California in the same manner as if BARRA Delaware had itself incurred them, all as more fully provided under the applicable provisions of the General Corporation Law of the State of Delaware and the General Corporation Law of the State of California.

                    II. CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

     2.1 CERTIFICATE OF INCORPORATION. The Certificate of Incorporation of BARRA Delaware as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect is the Certificate of Incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

     2.2 BYLAWS. The Bylaws of BARRA Delaware as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Bylaws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

     2.3 DIRECTORS AND OFFICERS. (a) Pursuant to the Certificate of Incorporation and the Bylaws of the Surviving Corporation, the Board of Directors of the Surviving Corporation shall consist of six (6) members.

     Such individuals shall serve as directors of the Surviving Corporation on and after the Effective Date until their successors shall have been duly elected and qualified or until as otherwise provided by law, the Certificate of Incorporation of the Surviving Corporation or the Bylaws of the Surviving Corporation.

     (b) The officers of BARRA California immediately prior to the Effective Date of the Merger shall become the officers of the Surviving Corporation on and after the Effective Date until their successors shall have been duly elected and qualified or until as otherwise provided by law, the Certificate of Incorporation of the Surviving Corporation or the Bylaws of the Surviving Corporation.

                          III. MANNER OF CONVERSION OF STOCK

     3.1 BARRA CALIFORNIA COMMON STOCK. Upon the Effective Date of the Merger, each share of BARRA California Common Stock issued and outstanding immediately prior thereto shall by virtue of the Merger and without any action by the Constituent Corporations, the holder of such share or any other person, be converted into and exchanged for one (1) fully paid and nonassessable share of BARRA Delaware Common Stock.

     3.2 BARRA DELAWARE COMMON STOCK. Upon the Effective Date of the Merger, each share of BARRA Delaware Common Stock issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by BARRA Delaware, the holder of such shares or any other person, be cancelled and returned to the status of authorized but unissued shares.

     3.3  BARRA CALIFORNIA OPTIONS, WARRANTS AND STOCK PURCHASE RIGHTS.

     (a)Upon the Effective Date of the Merger, the Surviving Corporation shall assume and continue all of BARRA California's stock option and purchase plans in existence at the Effective Date, including but not limited to the BARRA, Inc. Stock Option Plan, the BARRA, Inc. 1996 Employee Stock Purchase Plan, the BARRA, Inc. Directors Option Plan and the 401(k) Employee Savings Plan.

     (a) Each outstanding and unexercised option, warrant or other right to purchase shares of BARRA California Common Stock shall become an option, warrant or right to purchase the Surviving Corporation's Common Stock on the basis of one (1) share of BARRA Delaware Common Stock for each share of BARRA California Common Stock issuable pursuant to any such option, warrant or stock purchase right on the same terms and conditions and at an exercise price per share equal to the exercise price per share applicable to any such BARRA California option, warrant or stock purchase right at the Effective Date of the Merger. A number of shares of BARRA Delaware Common Stock shall be reserved for issuance upon the exercise of options, warrants and stock purchase rights equal to the number of shares of BARRA California Common Stock so reserved immediately prior to the Effective Date of the Merger.

     3.4 EMPLOYEE BENEFIT PLANS. On the Effective Date, the Surviving Corporation shall assume all obligations of BARRA California under any and all employee benefit plans in effect as of the Effective Date with respect to which employee rights or accrued benefits are outstanding as of such time, including, but not limited to, the BARRA, Inc. Stock Option Plan, the BARRA, Inc. 1996 Employee Stock Purchase Plan, the BARRA, Inc. Directors Option Plan, the Rogers, Casey & Associates, Inc. 1992 Stock Option Plan and the 401(k) Employee Savings Plan. On the Effective Date, the Surviving Corporation shall adopt and continue in effect all such employee benefit plans upon the same terms and conditions as were in effect immediately prior to the Merger.

     3.5 EXCHANGE OF CERTIFICATES. After the Effective Date of the Merger, each holder of an outstanding certificate representing shares of BARRA California Common Stock may be asked to surrender the same for cancellation to an exchange agent, whose name will be delivered to such holders prior to any requested exchange (the "Exchange Agent"), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of BARRA Delaware Common Stock into which the surrendered shares were converted as herein provided. Until so surrendered, each outstanding certificate theretofore representing shares of BARRA California Common Stock shall be deemed for all purposes to represent the number of shares of BARRA Delaware Common Stock into which such shares of BARRA California Common Stock were converted in the Merger.

     The registered owner on the books and records of the Surviving Corporation or the Exchange Agent of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or the Exchange Agent, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of BARRA Delaware Common Stock represented by such outstanding certificate as provided above.

     Each certificate representing BARRA Delaware Common Stock so issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificates representing shares of BARRA California Common Stock so converted and given in exchange therefore, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws, or other such additional legends as agreed upon by the holder and the Surviving Corporation.

     If any certificate for shares of BARRA Delaware Common Stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer, that such transfer otherwise be proper and comply with applicable securities laws and that the person requesting such transfer pay to the Exchange Agent any transfer or other taxes payable by reason of issuance of such new certificate in a name other than that of the registered holder of the certificate surrendered or establish to the satisfaction of BARRA Delaware that such tax has been paid or is not payable.

     No action need be taken by holders of BARRA California Common Stock to exchange their certificates for shares of BARRA Delaware Common Stock; this will be accomplished at the time of the next transfer by the shareholder. Certificates for shares of BARRA California Common Stock will automatically represent an equal number of shares of BARRA Delaware Common Stock upon the Effective Date of the Merger.

                                     IV. GENERAL

     4.1 COVENANTS OF BARRA DELAWARE. BARRA Delaware covenants and agrees that it will, on or before the Effective Date of the Merger:

          4.1.1 Qualify to do business as a foreign corporation in the State of California and each other jurisdiction in which BARRA California is qualified to do business in such jurisdiction.

          4.1.2 File any and all documents with the California Franchise Tax Board necessary for the assumption by BARRA Delaware of all of the franchise tax liabilities of BARRA California.

          4.1.3 Take such other actions as may be required by the General Corporation Law of the State of California.

     4.2 FURTHER ASSURANCES. From time to time, as and when required by BARRA Delaware or by its successors or assigns, there shall be executed and delivered on behalf of BARRA California such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other actions as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by BARRA Delaware the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of BARRA California and otherwise to carry out the purposes of this Agreement, and the officers and directors of BARRA Delaware are fully authorized in the name and on behalf of BARRA California or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

     4.3 ABANDONMENT. At any time before the Effective Date of the Merger, this Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either BARRA California or of BARRA Delaware, or of both, notwithstanding the approval of this Agreement by the shareholders of BARRA California.

     4.4 AMENDMENT. The Boards of Directors of the Constituent Corporations may amend this Agreement at any time prior to the filing of this Agreement (or certificate in lieu thereof) with the Secretary of State of the State of Delaware, provided that an amendment made subsequent to the adoption of this Agreement by the stockholder or shareholders of either Constituent Corporation shall not: (1) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation, (2) alter or change any term of the Certificate of Incorporation of the

Surviving Corporation to be effected by the Merger or (3) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of any class or series of capital stock of any Constituent Corporation.

     4.5 REGISTERED OFFICE. The registered office of the Surviving Corporation in the State of Delaware is 1209 Orange Street, City of Wilmington, County of New Castle and the registered agent of the Surviving Corporation at such address is The Corporation Trust Company.

     4.6 AGREEMENT. Executed copies of this Agreement will be on file at the principal place of business of the Surviving Corporation at 2100 Milvia Street, Berkeley, California 94704, and copies thereof will be furnished to any stockholder or shareholder of either Constituent Corporation, upon request and without cost.

     4.7 GOVERNING LAW. This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware and, so far as applicable, the merger provisions of the General Corporation Law of the State of California.

     4.8 COUNTERPARTS. In order to facilitate the filing and recording of this Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

                 [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, this Agreement having first been approved by the resolutions of the Boards of Directors of BARRA (DE), Inc., a Delaware corporation, and BARRA, Inc., a California corporation, is hereby executed on behalf of each of such two corporations and attested by their respective officers thereunto duly authorized.

                              BARRA (DE), INC.,
                              a Delaware corporation

                              By:
                                 -------------------------------------

ATTEST:

---------------------------

                              BARRA, INC.,
                              a California corporation

                              By:
                                 -------------------------------------

ATTEST:

---------------------------

                              [COUNTERPART SIGNATURE PAGE
                              TO AGREEMENT AND PLAN OF MERGER]

                                                                       EXHIBIT B
                            CERTIFICATE OF INCORPORATION
                                         OF
                                  BARRA (DE), INC.

BARRA (DE), Inc., a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

                                          I
          The name of this corporation is BARRA (DE), Inc. (the "Corporation").

                                          II
          The purpose of this Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware.

                                         III
          The address of the registered office of this Corporation in the state of Delaware is 1209 Orange Street, City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

                                          IV
          This Corporation is authorized to issue two classes of shares of stock which shall be known as Common Stock and Preferred Stock. The total number of shares of Common Stock which this Corporation is authorized to issue is seventy-five million (75,000,000) shares, no par value, and the total number of shares of Preferred Stock which this Corporation is authorized to issue is ten million (10,000,000) shares, no par value.

          The designations, powers, preferences and relative, participating, optional or other special rights of, and the qualifications, limitations and restrictions upon, each class of stock shall be as follows:

          Preferred Stock may be issued from time to time in one or more series, each of such series to have such terms as stated or expressed herein and in the resolution or resolutions providing for the issue of such series adopted by the Board of Directors of the Corporation as hereinafter provided. Any shares of Preferred Stock which may be redeemed, purchased or acquired by the Corporation may be reissued except as otherwise provided by law or by action of the Board of Directors. Different series of Preferred Stock shall not be construed to constitute different classes of shares for the purpose of voting by class unless expressly provided or required by law.

          Authority is hereby expressly granted to the Board of Directors of the Corporation from time to time to issue the Preferred Stock in one or more series, by resolution or resolutions providing for the issue of the shares thereof, to determine and fix such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including without limitation thereof, dividend rights, conversion rights, redemption privileges and liquidation preferences, as shall be stated and expressed in such resolutions, all to the full extent now or hereafter permitted by the General Corporation Law of the State of Delaware. The Board of Directors of the Corporation shall have the power to set the number of shares of any such series and to increase or reduce such number (but not below the number of shares of such series then outstanding). No vote of the holders of the Common Stock or Preferred Stock of the Corporation shall, unless otherwise required by law or provided in the resolutions creating any particular series of Preferred Stock, be a prerequisite to the issuance of any shares of any series of the Preferred Stock authorized by and complying with the conditions of this Certificate of Incorporation.

                                          V

          No action required to be taken or that may be taken at any annual or special meeting of the stockholders of the Corporation may be taken without a meeting, and the power of stockholders to consent in writing, without a meeting, to the taking of any action is specifically denied.

                                          VI

          The liability of the directors of this Corporation for monetary damages shall be eliminated to the fullest extent permissible under Delaware law.

                                         VI

          No action required to be taken or that may be taken at any annual or special meeting of the stockholders of this corporation may be taken without a meeting, and the power of stockholders to consent in writing, without a meeting, to the taking of any action is specifically denied.

                                         VIII

          This Corporation is authorized to provide indemnification of agents (as defined in Section 145 of the General Corporation Law of the State of Delaware) for breach of duty to this Corporation and its stockholders through bylaw provisions or through agreements with the agents, or both, in excess of the indemnification otherwise permitted by Section 145 of the General Corporations Law of the State of Delaware, subject to the limits on such excess indemnification created by applicable Delaware law (statutory or nonstatutory), with respect to actions for breach of duty to this Corporation, its stockholders, and others.

                                         VIII

                The name and mailing address of the incorporator is:

                    David M. Niebauer
                    Graham & James LLP
                    One Maritime Plaza, Suite 300
                    San Francisco, CA  94111-3492

     The undersigned incorporator hereby acknowledges that the foregoing Certificate of Incorporation is his act and deed and that the facts stated herein are true.


Dated:  June ___, 1998

                                        ------------------------------------
                                        David M. Niebauer, Incorporator

                                                                       EXHIBIT C
                                        BYLAWS
                                         OF
                                  BARRA (DE), INC.


ARTICLE I - OFFICES

     Section 1.1 Principal Office. The Board of Directors shall fix the location of the principal executive office of the corporation at any place within or outside the State of Delaware. If the principal executive office is located outside this State, the Board of Directors shall fix and designate a principal business office in the State of Delaware.

     Section 1.2 Other Offices. The Board of Directors may at any time establish branch or subordinate offices at any place or places where the corporation is qualified to do business.


ARTICLE II - STOCKHOLDERS

     Section 2.1 Place of Meetings. Meetings of stockholders shall be held at any place designated by the Board of Directors. In the absence of designation, stockholders' meetings shall be held at the principal executive office of the corporation.

     Section 2.1A Chairman and Secretary of Stockholder Meetings. The chairman of the board shall preside at each meeting of the stockholders. In the absence or disability of the chairman of the board, the meeting shall be chaired by an officer of the corporation in the following order: president, executive vice president, senior vice president and vice president. In the absence of all such officers, a person chosen by the vote of a majority in interest of the stockholders present in person or represented by proxy and entitled to vote thereat shall act as chairman. The secretary or in his/her absence an assistant secretary or in the absence of the secretary and all assistant secretaries a person whom the chairman of the meeting shall appoint shall act as secretary of the meeting and keep a record of the proceedings thereof.

     Section 2.1B Regulation and Conduct of Stockholder Meetings. The Board of Directors of the corporation shall be entitled to make such rules or regulations for the conduct of meetings of the stockholders as it shall deem necessary, appropriate or convenient. Subject to such rules and regulations of the Board of Directors, if any, the chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as in the judgment of such chairman, are necessary, appropriate or convenient for the proper conduct of the meeting, including, without limitation, establishing an agenda or order of business for the meeting, rules and procedures for maintaining order at the meeting and for the safety of those present, limitations on participation in such meeting to stockholders of record of the corporation and their duly authorized and constituted proxies, and such other persons as the chairman shall permit, restrictions on entry into the meeting after the time fixed for commencement thereof, limitations on the time allotted to questions or comments by participants and regulation of the opening and closing of the polls for balloting on matters which are to be voted on by ballot, unless, and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of the stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

     Section 2.2 Annual Meeting. The annual meeting of stockholders shall be held during the first week of August in each year at 2:00 p.m. on such day during that week as shall be chosen by the Board of Directors; provided, however, that if (a) the Board of Directors fails to select a day during the first week of August, the annual meeting of the stockholders shall be held on the first Tuesday of August; and if (b) this day falls on a legal holiday, then the meeting shall be held at the same time and place on the next succeeding business day. At the annual meeting directors shall be elected and any other proper business may be transacted.

     Section 2.3 Special Meetings. Special meetings of the stockholders may be called for any purpose at any time by the president, the Board of Directors or the chairman of the board. If a special meeting is called by any person or persons other than the Board of Directors, a written request to notice the meeting, specifying the time of the meeting and the general nature of the business to be transacted, shall be delivered personally or sent by registered mail or by telegraphic or other facsimile transmission to the corporation. The officer receiving the request shall cause notice to be given promptly to the stockholders entitled to vote, in accordance with the provisions of Section 2.4, that a meeting will be held at the time requested by the person or persons calling the meeting, not less than thirty-five (35) nor more than sixty (60) days after the receipt of the request. If the notice is not given within twenty
(20) days after receipt of the request, the person or persons requesting the meeting may give the notice.

     Section 2.4 Notice of Meetings. Notice of meetings of the stockholders of the corporation shall be given in writing to each stockholder entitled to vote, either personally or by first-class mail or other means of written communication, addressed to the stockholder at the stockholder's address appearing on the books of the corporation or given by the stockholder to the corporation for the purpose of notice. Such notice shall be sent not less than ten (10) nor more than sixty (60) days before the meeting. Said notice shall state the place, date and hour of the meeting and (a) in the case of special meetings, the general nature of the business to be transacted, and no other business may be transacted, or (b) in the case of annual meetings, those matters which the Board of Directors, at the time of the mailing of the notice, intends to present for action by the stockholders, and (c) in the case of any meeting at which directors are to be elected, the names of the nominees intended at the time of the mailing of the notice to be presented by the board for election. Notice shall be deemed to have been given at the time when delivered personally or deposited in the mail or sent by telegram or other means of written communication.

     Section 2.5 Waiver of Notice or Consent by Absent Stockholders. The transactions of any meeting of stockholders, however called and noticed, shall be as valid as though done at a meeting duly held after regular call and notice, if a quorum is present either in person or by proxy, and if, either before or after the meeting, each of the persons entitled to vote at the meeting, not present in person or by proxy, signs a written waiver of notice or a consent to the holding of the meeting or an approval of the minutes thereof. All such waivers, consents and approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

     Section 2.6 Quorum. The presence in person or by proxy of the holders of a majority of the shares of stock entitled to vote shall constitute a quorum at a meeting of the stockholders for the transaction of business. The stockholders present at a duly called or held meeting at which a quorum is present may continue to transact business until adjournment notwithstanding the withdrawal of enough stockholders to leave less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the shares of stock required to constitute a quorum. Any stockholders' meeting, whether or not a quorum is present, may be adjourned from time to time by the vote of a majority of the shares represented in person or by proxy at that meeting, and in the absence of a quorum no other business may be transacted at such meeting, except as provided above. When any stockholders' meeting is adjourned for thirty (30) days or more or, if after the adjournment, a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each stockholder entitled to vote at the adjourned meeting in accordance with the provisions of Section 2.4.

     Section 2.7    Voting.

               (a) Procedures. The stockholders entitled to vote at any meeting of stockholders shall be determined in accordance with the provisions of
Section 2.9, and subject to Sections 217 and 218 of the General Corporation Law of the State of Delaware. The stockholders' vote may be by voice vote or by ballot; provided, however, that any election for directors must be by ballot if demanded by any stockholder at the meeting and before the voting has begun. Except as provided in Section 2.6 or in this Section 2.7, the affirmative vote of the majority of the shares of stock represented and voting at a duly held meeting at which a quorum is present (which shares of stock voting affirmatively also constitute at least a majority of the required Quorum) shall be the act of the stockholders. Stockholders may not cumulate their votes.

               (b) Proxies. Every person entitled to vote shall have the right to do so either in person or by written proxy signed by such person and filed with the secretary of the corporation. A proxy shall be deemed signed if the stockholder's name is placed on the proxy, (whether by manual signature, typewriting, telegraphic transmission, or otherwise) by the stockholder or the stockholder's attorney-in-fact. A validly executed proxy which does not state that it is irrevocable shall continue in full force and effect unless (i) revoked by the

                                         -C2-
person executing it prior to the vote pursuant to that proxy by a writing delivered to the corporation stating that the proxy is revoked, or by a subsequent proxy executed by, or attendance at the meeting and voting in person by, the person executing the proxy; or (ii) written notice of the death or incapacity of the maker of that proxy is received by the corporation before the vote pursuant to that proxy is counted; provided, however, that no proxy shall be valid after the expiration of three (3) months from the date of the proxy unless otherwise provided in the proxy.

     Section 2.8 Action Without Meeting. No action required to be taken or that may be taken at any annual or special meeting of the stockholders of the corporation may be taken without a meeting, and the power of stockholders to consent in writing, without a meeting, to the taking of any action is specifically denied.

     Section 2.9    Record Date.

               (a) Established by the Board of Directors. In order that the corporation may determine the stockholders entitled to notice of, or to vote at, any meeting or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any other action.

               (b) Established by Operation of Law. If no record date is fixed:

                    (i) the record date for determining stockholders entitled to notice of, or to vote at, a meeting of stockholders shall be at the close of business on the business day next preceding the day on which notice is given or, if the notice is waived, at the close of business on the business day next preceding the day on which the meeting is held;

                    (ii) the record date for determining stockholders entitled to give consent to corporate action in writing without a meeting, when no prior action by the Board of Directors has been taken, shall be the day on which the first written consent is given; and

                    (iii) the record date for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto, or the sixtieth (60th) day prior to the date of such other action, whichever is later.

               (c) Effect of Determination of Record Date. Stockholders of record at the close of business on the record date are entitled to notice and to vote, or to receive the dividend, distribution or allotment of rights, or to exercise the rights, as the case may be, notwithstanding any transfer of any shares of stock on the books of the corporation after the record date, except as otherwise provided by agreement or in the General Corporation Law of the State of Delaware.


ARTICLE III - DIRECTORS

     Section 3.1 Powers. Subject to the provisions of the General Corporation Law of the State of Delaware and to any limitations in the Certificate of Incorporation or these Bylaws requiring stockholder authorization or approval of a particular action, the business and affairs of the corporation shall be managed, and all corporate powers shall be exercised, by or under the direction of the Board of Directors. The Board of Directors may delegate the management of day-to-day operation of the business of the corporation to a management company or other person; provided, however, that the business and affairs of the corporation shall be managed, and all corporate powers shall be exercised, under the ultimate direction of the Board of Directors.

     Section 3.2 Number and Qualification of Directors. The authorized number of directors of this corporation shall be not less than four (4) persons and not more than seven (7), until changed by an amendment to the Certificate of Incorporation, or by an amendment to this Section 3.2, adopted by approval of a majority of the outstanding shares entitled to vote. The exact number of directors shall be fixed at six (6), until changed, within the limits specified above, by the amendment to this Section 3.2 adopted by the Board of Directors or a majority of the

                                         -C3-
outstanding shares entitled to vote; provided, however, that an amendment to the articles or this Section 3.2 reducing either the fixed number or the minimum number of directors to a number less than five (5) cannot be adopted if the votes cast against its adoption at a meeting or the shares of stock not consenting in the case of an action by written consent are equal to more than sixteen and two-thirds percent (16-2/3%) of the outstanding shares of stock entitled to vote. The directors need not be stockholders of this corporation.

     Section 3.3    Nomination, Election and Term of Office.

               (a) Nominations. Nominations for the election of directors may be made by the Board of Directors or by any stockholder entitled to vote for the election of directors. Any stockholder entitled to vote for the election of directors at a meeting may nominate persons for election as directors only if written notice of such stockholder's intent is given, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the corporation not later than (i) with respect to an election to be held at an annual meeting of the stockholders, 90 days in advance of such meeting, and (ii) with respect to an election to be held at a special meeting of the stockholders for the election of directors, the close of business on the seventh day following the date on which notice of such meeting was first given to stockholders. Each such notice shall set forth: (A) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated, (B) a representation that such stockholder is a holder of record of stock of the corporation, entitled to vote at such meeting, and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice, (C) a description of all arrangements or understandings between such stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by such stockholder, (D) such other information regarding each nominee proposed by such stockholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had each nominee been nominated, or intended to be nominated, by the Board of Directors, and (E) the consent of each nominee to serve as a director of the corporation, if elected. The chairman of a stockholders' meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

          (b)  Election and Term of Office.  Pursuant to the provisions of
Section 2.7, the directors shall be elected at the annual meeting of the stockholders and shall hold office until the next annual meeting. Subject to the provisions of Sections 3.5 and 3.6, each director shall hold office until the expiration of the term for which elected and until a successor has been elected and qualified.

     Section 3.4 Vacancies. Except for a vacancy created by the removal of a director, vacancies in the Board of Directors may be filled by a majority of the remaining directors, whether or not less than a quorum, or by a sole remaining director, and each director so elected shall hold office until the next annual meeting of the stockholders and until a successor has been elected. The stockholders shall elect a director or directors to fill any vacancy created by removal, and the stockholders may elect a director or directors at any time to fill a vacancy not filled by the directors.

     Section 3.5 Resignation. Any director may resign effective upon giving written notice to the chairman of the board, the president, the secretary or the Board of Directors, unless the notice specifies a later time for that resignation to become effective. If the resignation is effective at a future time, a successor may be elected to take office when the resignation becomes effective.

     Section 3.6 Removal. The Board of Directors may declare vacant the office of a director who has been declared of unsound mind by order of court, or who has been convicted of a felony. Any or all of the directors may be removed without cause by an affirmative vote of a majority of the outstanding shares of stock entitled to vote at an election of directors.

     Section 3.7 Place of Meetings. Meetings of the Board of Directors may be held at any place which has been designated in the notice of the meeting, or, if not stated in the notice or there is no notice, designated in the Bylaws or by resolution of the Board of Directors. In the absence of designation, meetings shall be held at the principal executive office of the corporation.

                                         -C4-

     Section 3.8 Regular Meetings. Immediately following, and at the same place as, each annual meeting of stockholders, the Board of Directors shall hold without call or notice other than this bylaw a regular meeting for the purposes of organization, election of officers and the transaction of other business. Other regular meetings of the Board of Directors shall be held without notice at such time as from time to time may be fixed by the Board of Directors.

     Section 3.9 Special Meetings; Notice. Special meetings of the Board of Directors may be called at any time by the chairman of the board or the president or any vice president or the secretary or any two directors. Notice of the time and place of all special meetings shall be given to each director by any of the following means:

               (a) By personal delivery, or by telephone or telegraph at least 48 hours prior to the time of the meeting; or

               (b) By first-class mail, postage prepaid, at least four days prior to the time of the meeting.

     Section 3.10 Waiver of Notice. The transactions of any meeting of the Board of Directors, however called and noticed and wherever held, are as valid as though had at a meeting duly held after regular call and notice, if a quorum is present and if, either before or after the meeting, each of the directors not present signs a written waiver of notice or a consent to holding the meeting or an approval of the minutes thereof. All such waivers, consents and approvals shall be filed with the corporate records or made a part of the minutes of the meeting. Notice of a meeting shall also be deemed waived by any director who attends the meeting without protesting before or at its commencement the lack of notice.

     Section 3.11 Participation by Telephone. Members of the Board of Directors may participate in a meeting through use of conference telephone or similar communications equipment, as long as all members participating in such meeting can hear one another. Participation in a meeting pursuant hereto constitutes presence in person at such meeting.

     Section 3.12 Quorum and Action at Meeting. A majority of the authorized number of directors shall constitute a quorum for the transaction of business. Subject to the provisions of the General Corporation Law of the State of Delaware, every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present is the act of the Board of Directors. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by the required quorum for that meeting.

     Section 3.13 Action Without Meeting. Any action required or permitted to be taken by the Board of Directors may be taken without a meeting, if all members of the board individually or collectively consent in writing to the action. Such written consent or consents shall be filed with the minutes of the board. Actions by written consent shall have the same force and effect as a unanimous vote of the directors.

     Section 3.14 Committees. The Board of Directors may, by resolution adopted by a majority of the authorized number of directors, designate one or more committees, each consisting of one or more directors and each of which, to the extent provided in the resolution and as limited by the General Corporation Law of the State of Delaware, shall have all the authority of the Board of Directors. Further, the board may designate one or more directors as alternate members of any committee, who may replace any absent member at any meeting of the committee. Each committee shall serve at the pleasure of the board.

     Section 3.15 Meetings and Action of Committees. Meetings and action of committees shall be governed by, and held and taken in accordance with, the provisions of Article III of these Bylaws, with such changes in the context of these Bylaws as are necessary to substitute the committee and its members for the Board of Directors and its members, except that the time for regular meetings of committees may be determined either by resolution of the Board of Directors or by resolution of the committee. Special meetings of committees may also be called by resolution of the Board of Directors. Notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. Minutes shall be kept of each

                                         -C5-
meeting of any committee and shall be filed with the corporate records. The Board of Directors may adopt such other rules for the governance of any committee as are not inconsistent with the provisions of these Bylaws.

     Section 3.16 Compensation and Expenses of Directors. Directors and members of committees shall not receive compensation for their services or reimbursement for their expenses except in amounts fixed or determined by resolution of the Board of Directors. This Section 3.16 shall not be construed to preclude any director from serving the corporation in any other capacity as an officer, agent, employee or otherwise, and receiving compensation for those services.


ARTICLE IV - OFFICERS

     Section 4.1 Officers. The officers of the corporation shall be a chief executive officer or a president, a chief financial officer or a treasurer, and a secretary, all of whom shall be chosen by and serve at the pleasure of the Board of Directors. The corporation may also have, at the discretion of the Board of Directors, a chairman of the board, a chief operating officer, one or more vice presidents and such other officers as may be deemed expedient for the proper conduct of the business of the corporation, each of whom shall have such authority and shall perform such duties as the Board of Directors may from time to time determine. One person may hold two or more offices.

     Section 4.2 Removal and Resignation. Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed at any time, with or without cause, by the Board of Directors. Any officer may resign at any time by giving written notice to the corporation without prejudice to the rights, if any, of the corporation under any contract to which the officer is a party. Any resignation shall take effect at the date of the receipt of the notice or at any later time specified in the notice, and unless otherwise specified in the notice, the acceptance of the resignation shall not be necessary to make it effective.

     Section 4.3 Chairman of the Board. The Board of Directors may elect a chairman, who shall preside, if present, at all board meetings and, pursuant to the provisions of Section 2.1A of Article II of these Bylaws, all stockholder meetings and shall exercise and perform such other powers and duties as may be assigned from time to time by the Board of Directors.

     Section 4.3A Chief Executive Officer. The corporation's chief executive officer, subject to the control of the Board of Directors, shall have the general supervision, direction, and control over the corporation's business and its officers. In addition to the general powers and duties of the chief executive officer, such officer shall have all such other powers and duties as prescribed by the Board of Directors and the Bylaws. In the event that the corporation does not elect a president, the chief executive officer shall exercise the powers and duties of the president enumerated in Section 4.4 of the Bylaws.

     Section 4.4 President. Except to the extent that these Bylaws or the Board of Directors assign specific powers and duties to the chairman of the board or the chief executive officer, the president shall be the corporation's acting manager and, subject to the control of the Board of Directors, shall be responsible for the quotidian supervision, direction, and control of the corporation's business. In the absence or disability of the chairman of the board and chief executive officer, the chairman of the board and chief executive officer's duties and responsibilities shall be carried out by the president. In addition to the general powers and duties of the president, such officer shall have all such other powers and duties as prescribed by the Board of Directors and the Bylaws.

     Section 4.4A Chief Operating Officer. Subject to the control of the Board of Directors, the chairman of the board, the chief executive officer and the president, the chief operating officer shall be the corporation's acting operations manager and shall be responsible for the quotidian operation of the corporation's business. In addition to the general powers and duties of the chief operating officer, such officer shall have all such other powers and duties as prescribed by the Board of Directors and the Bylaws.

     Section 4.5 Vice-Presidents. In the absence or disability of the president, the vice-presidents, if any, in order of their rank as fixed by the Board of Directors or, if not ranged, a vice-president designated by the Board of Directors, shall perform all the duties of the president, and when so acting shall have all the powers of, and be

                                         -C6-
subject to all the restrictions upon, the president. The vice-presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the Board of Directors, the chairman of the board or the president.

     Section 4.6 Secretary. The secretary shall keep a book of minutes of all meetings and actions of directors, committees of directors and stockholders. The minutes of each meeting shall state the time and place that it was held and such other information as shall be necessary to determine the actions taken thereat and whether the meeting was held in accordance with the law and these Bylaws. The secretary shall keep at the corporation's principal executive office, or at the office of its transfer agent or registrar, a stock register showing the names and addresses of all stockholders and the number and class of shares of stock held by each. The secretary shall give notice of all meetings of stockholders, directors and committees required to be given by these Bylaws. The secretary shall keep the seal of the corporation in safe custody and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors, the chairman of the board or the president.

     Section 4.7 Chief Financial Officer. The chief financial officer shall have the custody of all moneys and securities of the corporation and shall keep regular books of account. The chief financial officer shall disburse the funds of the corporation in payment of the just demands against the corporation or as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the Board of Directors from time to time as may be required by the Board of Directors, an account of all transactions as chief financial officer and of the financial condition of the corporation. The chief financial officer shall perform all duties incident to the office or which are properly required by the Board of Directors, the chairman of the board or the president.

     Section 4.8 Salaries. The salaries of the officers may be fixed from time to time by the Board of Directors, and no officer shall be prevented from receiving such salary by reason of the fact that the officer is also a director of the corporation.


ARTICLE V - MISCELLANEOUS

     Section 5.1 Records and Inspection Rights. The corporation shall keep such records (including stockholders' lists, accounting books, minutes of meetings and other records) as are required by the General Corporation Law of the State of Delaware, and these records shall be open to inspection by the directors and stockholders of the corporation to the extent permitted by the General Corporation Law of the State of Delaware.

     Section 5.2 Checks, Drafts, Evidences of Indebtedness. All checks, drafts or other orders for payment of money, notes or other evidences of indebtedness, issued in the name of, or payable to, the corporation, shall be signed or endorsed by such person or persons and in such manner as, from time to time, shall be determined by resolution of the Board of Directors.

     Section 5.3 Execution of Corporate Contracts and Instruments. Subject to restrictions on contracts and transactions involving directors and officers, as provided by Section 144 of the General Corporation Law of the State of Delaware, the Board of Directors may authorize any officer or officers or agent or agents, or appoint an attorney or attorneys-in-fact, to enter into any contract or execute any instrument in the name of, and on behalf of, the corporation, and this authority may be general or confined to specific instances; and unless so authorized or appointed, or unless afterwards ratified by the Board of Directors, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

     Section 5.4 Certificates for Shares. Every holder of shares of stock in the corporation shall be entitled to have a certificate signed in the name of the corporation by the chairman of the board or the president or a vice-president and by the chief financial officer or the secretary or an assistant secretary, certifying the number of shares of stock and the class or series of shares of stock owned by the stockholder. Any or all of the signatures on the certificate may be facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before

                                         -C7-
such certificate is issued, it may be issued by the corporation with the same effect as if such person were an officer, transfer agent or registrar at the date of issue.

     Section 5.5 Lost, Stolen or Destroyed Certificates. The corporation may issue a new stock certificate or a new certificate for any other security in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the corporation may require the owner of the lost, stolen or destroyed certificate or the owner's legal representative to give the corporation a bond (or other adequate security) sufficient to indemnify it against any claim that may be made against it (including any expense or liability) on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

     Section 5.6 Corporate Seal. The corporation may have a corporate seal in such form as shall be prescribed and adopted by the Board of Directors.

     Section 5.7 Indemnification of Corporate Agents. The corporation shall indemnify each of its agents against expenses, judgments, fines, settlements and other amounts, actually and reasonably incurred by such person by reason of such person's having been made or having been threatened to be made a party to a proceeding to the fullest extent permissible by the provisions of Section 145 of the General Corporation Law of the State of Delaware, and the corporation shall advance the expenses reasonably expected to be incurred by such agent in defending any such proceeding upon receipt of the undertaking required by subdivision (f) of such Section. The terms "agent", "proceeding" and "expenses" used in this Section 5.7 shall have the same contextual meaning as such terms in said Section 145. The corporation may purchase and maintain insurance on behalf of any agent of the corporation against any liability asserted against, or incurred by, the agent in such capacity or arising out of the agent's status as such, whether or not the corporation would have the power to indemnify the agent against that liability under the provisions of Section 145 of the General Corporation Law of the State of Delaware.


ARTICLE VI - AMENDMENTS

     Section 6.1 Amendment by Stockholders. New bylaws may be adopted or these Bylaws may be amended or repealed by the affirmative vote of a majority of the outstanding shares of stock entitled to vote, except as otherwise provided by law or by the Certificate of Incorporation.

     Section 6.2 Amendment by Directors. Subject to the right of stockholders as provided in Section 6.1, bylaws other than a bylaw or amendment thereof changing the maximum or minimum number of authorized directors or changing from a variable to a fixed number of directors or vice versa may be adopted, amended or repealed by the Board of Directors.

                                         -C8-

                              CERTIFICATE OF SECRETARY


     I, the undersigned, certify that I am the presently elected and acting Secretary of BARRA (DE), Inc., a Delaware corporation (the "Corporation"), and that the above bylaws, consisting of nine (9) pages including, this page, are the Bylaws of the Corporation, as amended and adopted by resolution of the Board of Directors of the Corporation on ______ __, 1998.


Dated:         ______  __, 1998                   _____________________________
Executed: Berkeley, California                    Maria Hekker, Secretary

                                         -C9-

                                                                       EXHIBIT D

                             INDEMNIFICATION AGREEMENT

THIS INDEMNIFICATION AGREEMENT (this "Agreement") is made effective as of ________________ between BARRA, Inc., a Delaware corporation (the
"Corporation"), and _____________________ ("Indemnitee") .

                                     RECITALS:

     A. Indemnitee, a _____________________ of BARRA, Inc., performs a valuable service in such capacity for BARRA, Inc. and its subsidiaries and affiliates (the "Corporation"); and

     B. The stockholders of the Corporation have adopted a Certificate of Incorporation (the "Certificate of Incorporation") and Bylaws (the "Bylaws") providing for the indemnification of the officers, directors, agents and employees of the Corporation to the maximum extent authorized by Section 145 of the Delaware Corporations Code, as amended (the "Code"); and

     C. The Certificate of Incorporation, Bylaws and the Code, by their non-exclusive nature, permit contracts between the Corporation and its officers and directors with respect to indemnification of such individuals; and

     D. In accordance with the authorization as provided by the Code, the Corporation has purchased and presently maintains a policy or policies of Directors and Officers Liability Insurance ("D & O Insurance"), covering certain liabilities which may be incurred by its directors and officers; in the performance of their duties in such capacity; and

     E. As a result of developments affecting the terms, scope and availability of D & O Insurance there exists general uncertainty as to the extent of protection afforded Indemnitee by such D & O Insurance and by indemnification provisions under the Code, the Certificate and the Bylaws; and


     F. In order to induce Indemnitee to continue to serve in his or her current capacity with the Corporation, the Corporation has determined and agreed to enter into this contract with Indemnitee;

     NOW, THEREFORE, in consideration of Indemnitee's continued service on and after the date hereof, the parties hereto agree as follows:

     1. INDEMNIFICATION OF INDEMNITEE. The Corporation hereby agrees to hold harmless and indemnify Indemnitee to the fullest extent authorized by the provisions of the Code, as may be amended from time to time.

     2.   ADDITIONAL INDEMNITY.  Subject only to the exclusions set forth in
Section 3 hereof, the Corporation hereby further agrees to hold harmless and indemnify Indemnitee:

                                        -C10-

          (a) against any and all expenses (including attorneys' fees), witness fees, judgments, fines, amounts paid in settlement and other amounts actually and reasonably incurred by Indemnitee in connection with any threatened, pending or completed action, suit or proceeding whether civil, criminal administrative or investigative (including an action by or in the right of the Corporation) to which Indemnitee is, was or at any time becomes a party, or is threatened to be made a party, by reason of the fact that Indemnitee is, was or at any time becomes a director, officer, employee or agent of the Corporation, or is or was serving or at any time serves at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise; and

          (b) otherwise to the fullest extent as may be provided to Indemnitee by the Corporation under the provisions of the Certificate of Incorporation, the Bylaws and the Code.

     3.   LIMITATIONS ON ADDITIONAL INDEMNITY.  No indemnity pursuant to
Section 2 hereof shall be paid by the Corporation:

          (a) except to the extent the aggregate of losses to be indemnified thereunder exceeds the sum of such losses for which Indemnitee is indemnified pursuant to Section 1 hereof;

          (b) in respect to remuneration paid to Indemnitee if it shall be determined by a final judgment or other final adjudication that such remuneration was in violation of law;

          (c) on account of any suit in which judgment is rendered against Indemnitee for an accounting of profits made from the purchase or sale by Indemnitee of securities of the Corporation pursuant to the provisions of
     Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any federal, state or local statutory law;

          (d) on account of Indemnitee's conduct which is finally adjudged to have been knowingly fraudulent or deliberately dishonest, or to constitute willful misconduct;

          (e) on account of Indemnitee's conduct which is the subject of an action, suit or proceeding described in Section 7(c)(ii) hereof;

          (f) on account of any action, claim or proceeding (other than a proceeding referred to in Section 8(b) hereof) initiated by Indemnitee unless such action, claim or proceeding was authorized in the specific case by action of the Board of Directors;

          (g) if a final decision by a Court having jurisdiction in the matter shall determine that such indemnification is not lawful (and, in this respect, both the Corporation and Indemnitee have been advised that the Securities and Exchange Commission believes that indemnification for liabilities arising under the federal securities laws is against public policy and is, therefore, unenforceable and that claims for indemnification should be submitted to appropriate courts for adjudication, and that federal legislation prohibits indemnification for certain ERISA violations).

     4. CONTRIBUTION. If the indemnification provided in Sections 1 and 2 hereof is unavailable by reason of a Court decision described in Section 3(g) hereof based on grounds other than any of those set forth in paragraphs (b) through (f) of Section 3 hereof, then in respect of any threatened, pending or completed action, suit or proceeding in which the Corporation is jointly liable with Indemnitee (or would be if joined in such action, suit or proceeding), the Corporation shall contribute to the amount of expenses (including attorneys' fees), judgments, fines, amounts paid in settlement and other amounts actually and reasonably incurred and paid or payable by Indemnitee in such proportion as is appropriate to reflect (i) the relative benefits received by the Corporation on the one hand and Indemnitee on the other hand from the transaction from which such action, suit or proceeding arose, and (ii) the relative fault of the Corporation on the one hand and of Indemnitee on the other in connection with the events which resulted in such expenses, judgments, fines or settlement amounts, as well as any other relevant equitable considerations. The relative fault of the Corporation on the one hand and of Indemnitee on the other shall be determined by reference to, among other things, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent the circumstances resulting in such expenses, judgments, fines or settlement amounts. The Corporation agrees that it would not be just and equitable if contribution pursuant to this Section 4 were determined by pro rata allocation or any other method of allocation which does not take account of the foregoing equitable considerations.

     5. CONTINUATION OF OBLIGATIONS. All agreements and obligations of the Corporation contained herein shall continue during the period Indemnitee is a director, officer, employee or agent of the Corporation (or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise) and shall continue thereafter so long as Indemnitee shall be subject to any possible claim or threatened, pending or completed action, suit or proceeding, whether civil, criminal or investigative, by reason of the fact that Indemnitee was serving in any such capacity referred to herein.

     6. NOTIFICATION AND DEFENSE OF CLAIM. As soon as practicable after receipt by Indemnitee of notice of the commencement of any action, suit or proceeding, Indemnitee will, if a claim in respect thereof is to be made against the Corporation under this Agreement, notify the Corporation of the commencement thereof; but the omission so to notify the Corporation will not relieve it from any liability which it may have to Indemnitee otherwise than under this Agreement. With respect to any such action, suit or proceeding as to which Indemnitee notifies the Corporation of the commencement thereof:

          (a) the Corporation will be entitled to participate therein at its own expense;

          (b) except as otherwise provided below, to the extent that it may wish, the Corporation jointly with any other indemnifying party similarly notified will be entitled to assume the defense thereof, with counsel reasonably satisfactory to Indemnitee. After notice from the Corporation to Indemnitee of its election so as to assume the defense thereof, the Corporation will not be liable to Indemnitee under this Agreement for any legal or other expenses subsequently incurred by Indemnitee in connection with the defense thereof other than reasonable costs of investigation or as otherwise provided below. Indemnitee shall have the right to employ its counsel in such action, suit or proceeding but the fees and expenses of such counsel incurred after notice from the Corporation of its assumption of the defense thereof shall be at the expense of Indemnitee unless (i) the employment of counsel by Indemnitee has been authorized by the Corporation, (ii) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Corporation and Indemnitee in the conduct of the defense of such action or
     (iii) the Corporation shall not in fact have employed counsel to assume the defense of such action, in each of which cases the fees and expenses of Indemnitee's separate counsel shall be at the expense of the Corporation. The Corporation shall not be entitled to assume the defense of any action, suit or proceeding brought by or on behalf of the Corporation or as to which Indemnitee shall have made the conclusion provided for in 6(b)(ii) above; and

          (c) the Corporation shall not be liable to indemnify Indemnitee under this Agreement for any amounts paid in settlement of any action or claim effected without its written consent. The Corporation shall be permitted to settle any action except that it shall not settle any action or claim in any manner which would impose any penalty or limitation on Indemnitee without Indemnitee's written consent. Neither the Corporation nor Indemnitee will unreasonably withhold its consent to any proposed settlement.

     7.   ADVANCEMENT AND REPAYMENT OF EXPENSES.

          (a) The Corporation shall advance to Indemnitee, prior to any final disposition of any threatened or pending action, suit or proceeding, whether civil, criminal, administrative or investigative, any and all reasonable expenses (including legal fees and expenses) incurred in investigating or defending any such action, suit or proceeding within ten (10) days after receiving copies of invoices presented to Indemnitee for such expenses.

          (b) Indemnitee agrees that Indemnitee will reimburse the Corporation for all reasonable expenses paid by the Corporation in defending any civil or criminal action, suit or proceeding against Indemnitee in the event and only to the extent it shall be ultimately determined by a final judicial decision (from which there is no right of appeal) that Indemnitee is not entitled, under the provisions of the Code, the Certificate of Incorporation, the Bylaws, this Agreement or otherwise, to be indemnified by the Corporation for such expenses.

          (c) Notwithstanding the foregoing, the Corporation shall not be required to advance such expenses to Indemnitee if Indemnitee (i) commences any action, suit or proceeding as a plaintiff unless such advance is specifically approved by a majority of the Board of Directors or (ii) is a party to an action, suit or proceeding brought by the

     Corporation and approved by a majority of the Board which alleges willful misappropriation of corporate assets by Indemnitee, disclosure of confidential information in violation of Indemnitee's fiduciary or contractual obligations to the Corporation, or any other willful and deliberate breach in bad faith of Indemnitee's duty to the Corporation or its shareholders.

     8.   ENFORCEMENT.

          (a) the Corporation expressly confirms and agrees that it has entered into this Agreement and assumed the obligations imposed on the Corporation hereby in order to induce Indemnitee to continue providing his or her services to the Corporation, and acknowledges that Indemnitee is relying upon this Agreement in continuing such services.

          (b) In the event Indemnitee is required to bring any action to enforce rights or to collect moneys due under this Agreement and is successful in such action, the Corporation shall reimburse Indemnitee for all of Indemnitee's reasonable fees and expenses in bringing and pursuing such action.

     9. SUBROGATION. In the event of payment under this Agreement, the Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable the Corporation effectively to bring suit to enforce such rights.

     10. NON-EXCLUSIVITY OF RIGHTS. The rights conferred on Indemnitee by this Agreement shall not be exclusive of any other right which Indemnitee may have or hereafter acquire under any statute, provision of the Certificate of Incorporation or Bylaws, insurance policy, agreement, vote of stockholders or directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding office.

     11. PARTIAL INDEMNIFICATION. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Corporation for some or a portion of the expenses, judgments, fines or penalties actually or reasonably incurred by Indemnitee in the investigation, defense, appeal or settlement of any proceeding but not, however, for the total amount thereof, the Corporation shall nevertheless indemnify Indemnitee for the portion of such expenses, judgments, fines or penalties to which Indemnitee is entitled.

     12. SURVIVAL OF RIGHTS; DEFINITION OF CORPORATION. The rights conferred on Indemnitee by this Agreement shall continue after Indemnitee has ceased to be a director, officer, employee or other agent of the Corporation and shall inure to the benefit of Indemnitee's heirs, estate, personal representatives, executors, administrators and assigns. For purposes of this Agreement, references to the "Corporation" shall include, (i) in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger; and (ii) any subsidiary of the Corporation.

     13. NO PROMISE OF EMPLOYMENT. Notwithstanding any other provision herein to the contrary, the Corporation does not intend this Agreement to be construed in any way as a contract of employment or a promise of continuing employment for the Indemnitee.

     14. SEPARABILITY. Each of the provisions of this Agreement is a separate and distinct agreement and independent of the others, so that if any or all of the provisions hereof shall be held to be invalid or unenforceable for any reason, such invalidity or unenforceability shall not affect the validity or enforceability of the other provisions hereof or the obligation of the Corporation to indemnify the Indemnitee to the full extent provided by the Certificate of Incorporation, Bylaws or the Code.

     15. GOVERNING LAW. This Agreement shall be interpreted and enforced in accordance with the laws of the State of Delaware, without regard to the principles of conflicts of laws thereof.

     16. BINDING EFFECT. This Agreement shall be binding upon Indemnitee and upon the Corporation, its successors and assigns, and shall inure to the benefit of Indemnitee and his or her heirs, estate, personal representatives, executors, administrators and assigns and to the benefit of the Corporation, its successors and assigns.

     17. AMENDMENT AND TERMINATION. No amendment, modification, termination or cancellation of this Agreement shall be effective unless in writing signed by both parties hereto.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on and as of the day and year first above written.

                              CORPORATION:

                              BARRA, INC.
                              a Delaware corporation
                              By:
                                 ---------------------------------
                                   Andrew Rudd
                                   Chairman of the Board and
                                   Chief Executive Officer


                              INDEMNITEE:

                              ------------------------------------
                              Name:
                              Title:

                                                              PRELIMINARY COPIES

                               BARRA, INC. - PROXY
                                 ANNUAL MEETING
                                 AUGUST 30, 1998


       THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Andrew Rudd, Ronald J. Lanstein and Norman J. Laboe, or any of them, each with full power of substitution, the lawful attorneys and proxies of the undersigned to vote all of the shares of Common Stock of BARRA, Inc. which the undersigned shall be entitled to vote at the Annual Meeting of the Shareholders to be held at BARRA, Inc., 2100 Milvia Street, Berkeley, CA 94704, on Wednesday, August 5, 1998 at 2:00 p.m., local time, and at any adjournments and postponements thereof, with all the powers the undersigned would possess if personally present, upon matters noted below. The shares represented by this Proxy shall be voted as follows:

       (CONTINUED, AND TO BE MARKED, DATED AND SIGNED, ON THE OTHER SIDE)


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


     1.   To elect as Directors of BARRA, Inc. the nominees listed below:

     / /  FOR all nominees listed below      / /  WITHHOLD AUTHORITY
                                                  to vote for all the nominees
                                                  listed below

     A. George Battle, John F. Casey, M. Blair Hull, Norman J. Laboe, Ronald J. Lanstein, Andrew Rudd
     Note: To withhold authority to vote for any individual nominee, strike a line through that nominee's name. Unless the authority to vote for all the foregoing nominees is withheld, this Proxy will be deemed to confer authority for every nominee whose name is not struck.

     2. To approve the change in the state of incorporation of BARRA, Inc. from the State of California to the State of Delaware.

          FOR  / /            AGAINST   / /       ABSTAIN   / /

     3. To approve the increase in the number of authorized shares of Common Stock of BARRA, Inc. from 40,000,000 to 75,000,000.

          FOR  / /            AGAINST   / /       ABSTAIN   / /

     4. To ratify the appointment of Deloitte & Touche as the Independent Auditors of BARRA, Inc. for the fiscal year ending March 31, 1999.

          FOR  / /            AGAINST   / /       ABSTAIN   / /

     5. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any postponement or adjournment thereof.


     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER OF BARRA, INC. UNLESS OTHERWISE SPECIFIED, THE SHARES SUBJECT TO THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4. THE BOARD OF DIRECTORS OF BARRA, INC. RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, 3 AND 4.

                    I/We do   / /                 or do not / /

                    expect to attend the annual meeting at BARRA, Inc., 2100 Milvia Street, Berkeley, CA 94704, on Wednesday, August 5, 1998 at 2:00 p.m., local time.

                    NOTE: Signature(s) should agree with name on stock certificate(s) as printed thereon. Executors, administrators, trustees and other fiduciaries should so indicate when signing. If more than one fiduciary, all should sign. ALL JOINT OWNERS MUST SIGN.



Signature(s)___________________________________Date____________________________

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